                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12



                   ANCHOR PATHWAY FUND, SUNAMERICA SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                            SUNAMERICA SERIES TRUST
                              ANCHOR PATHWAY FUND
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

    NOTICE IS HEREBY GIVEN that a Joint Special Meeting (the "Meeting") of shareholders of SunAmerica Series Trust and Anchor Pathway Fund (each a "Trust", and, collectively, the "Trusts"), will be held on March 21, 1997, at 10:00 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017 for the purpose of considering the following proposals with respect to each Trust or with respect to one or more of their respective series or portfolios ("Portfolios"), as indicated below:

1. For each Trust, to elect a slate of five members to its Board of Trustees to hold office until their successors are duly elected and qualified;

2. For each Portfolio, to approve or disapprove certain changes to its fundamental investment restrictions;

3. For Provident Growth Portfolio, a separate series of SunAmerica Series Trust, to approve or disapprove (a) a new subadvisory agreement between SunAmerica Asset Management Corp. ("SAAMCo") and Putnam Investment Management, Inc., the proposed new subadviser for the Portfolio; and (b) an amendment to the advisory agreement (the "Advisory Agreement") between the Trust and SAAMCO in order to revise the breakpoints in the fee the Portfolio pays to SAAMCO pursuant to the Advisory Agreement;

4. For Venture Value Portfolio, a separate series of SunAmerica Series Trust, to approve or disapprove an amendment to the subadvisory agreement (the "Davis Subadvisory Agreement") between SAAMCo and Davis Selected Advisers, L.P. ("Davis"), the Portfolio's subadviser, pursuant to which Davis may delegate any of its responsibilities under the Davis Subadvisory Agreement to one of its affiliates, including Davis Selected Advisers-NY, Inc.;

5. For each Portfolio of SunAmerica Series Trust, to approve or disapprove a proposal to permit SAAMCo to enter into new or amended contracts with subadvisers without obtaining shareholder approval;

6. For each Trust, to ratify the selection of independent accountants for its current fiscal year; and

7. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Trustees of each Trust have fixed the close of business on February 7, 1997 as the record date for determining the number of shares outstanding and the contract owners entitled to give voting instructions with respect to the Portfolios of each Trust.

                                  By Order of the Boards of Trustees,

                                  Susan L. Harris
                                  Secretary

February 17, 1997

    EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE TRUSTS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                            SUNAMERICA SERIES TRUST
                              ANCHOR PATHWAY FUND
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                PROXY STATEMENT
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                           MARCH 21, 1997, 10:00 A.M.


    Each of SunAmerica Series Trust ("Series Trust") and Anchor Pathway Fund ("Anchor Pathway") (each a "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Series Trust currently consists of eighteen investment portfolios ("Series Trust Portfolios"). Anchor Pathway currently consists of seven investment portfolios ("Anchor Pathway Portfolios," and, collectively with the Series Trust Portfolios, "Portfolios"). Shares of the Series Trust Portfolios are offered to the Variable Separate Account and to the Variable Annuity Account Four of Anchor National Life Insurance Company ("Anchor National") and to the FS Variable Separate Account of First SunAmerica Life Insurance Company ("First SunAmerica," and collectively with Anchor National, the "Companies"), and shares of the Anchor Pathway Portfolios are offered to the Variable Separate Account of Anchor National, to fund benefits under certain variable annuity contracts ("contracts") issued by the Companies. SunAmerica Asset Management Corp. ("SAAMCo") serves as investment adviser, manager and administrator for Series Trust. Capital Research and Management Company ("CRMC") serves as investment adviser, and Anchor Investment Adviser, Inc., a wholly owned subsidiary of Anchor National, serves as business manager and administrator for Anchor Pathway.

    A listing of the proposals described in this Proxy Statement and the Portfolio(s) to which each applies is set forth below.

                                                         PORTFOLIOS TO WHICH PROPOSAL
                 SUMMARY OF PROPOSAL                                APPLIES
------------------------------------------------------  -------------------------------
1. To elect a slate of five members to the Board of     Series Trust Portfolios: All
Trustees to hold office until their successors are      Anchor Pathway Portfolios: All
duly elected and qualified

                                                         PORTFOLIOS TO WHICH PROPOSAL
                 SUMMARY OF PROPOSAL                                APPLIES
------------------------------------------------------  -------------------------------
2. To approve certain changes to its fundamental        See chart below.
investment restrictions. A summary of each proposed
change is set forth below, and is followed by a chart
indicating the relevant Trust and the Portfolios
affected by each such change:



PROPOSED CHANGES:



2(A). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO INVESTMENTS IN ILLIQUID SECURITIES.



2(B). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO PLEDGING THEIR ASSETS.



2(C). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO OPTIONS TRANSACTIONS.



2(D). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES.



2(E). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO INVESTMENTS IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL.



2(F). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO UNDERWRITING OF SECURITIES ISSUED BY OTHERS.



2(G). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO SHORT SALES.



2(H). AMENDING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO MAKING LOANS.



2(I). AMENDING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO BORROWING MONEY.

    The relevant Trust and the Portfolios affected by each of these proposed changes are listed below:



              TRUST NAME                           APPLICABLE PROPOSALS
---------------------------------------  -----------------------------------------
Series Trust:
    Cash Management Portfolio            2(a), 2(b), 2(c), 2(d)
    All Other Portfolios                 2(b), 2(d), 2(e), 2(f), 2(g), 2(h), 2(i)
Anchor Pathway:
    Cash Management Series               2(a), 2(b), 2(c), 2(d)
    U.S. Government/AAA-Rated            2(a), 2(b), 2(d)
      Securities Series
    All Other Portfolios                 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g),
                                         2(h), 2(i)


                                                         PORTFOLIOS TO WHICH PROPOSAL
                 SUMMARY OF PROPOSAL                                APPLIES
------------------------------------------------------  -------------------------------
3. To approve or disapprove (a) a new subadvisory       Series Trust Portfolios:
agreement between SAAMCo and Putnam Investment          Provident Growth Portfolio only
Management Inc. ("Putnam"), the proposed new
subadviser for the Provident Growth Portfolio, and (b)
an amendment to the advisory agreement (the "Advisory
Agreement") between the Trust and SAAMCO in order to
revise the breakpoints in the fees the Portfolio pays
to SAAMCO pursuant to the Advisory Agreement.

4. To approve or disapprove an amendment to the         Series Trust Portfolios:
subadvisory agreement between SAAMCo and Davis          Venture Value Portfolio only
Selected Advisers, L.P. ("Davis"), the Portfolio's
subadviser, pursuant to which Davis may delegate any
of its responsibilities under the Davis Subadvisory
Agreement to one of its affiliates, including Davis
Selected Advisers-NY, Inc. ("DSA-NY")

5. To approve or disapprove a proposal to permit        Series Trust Portfolios: All
SAAMCo to enter into new or amended contracts with
subadvisers without obtaining shareholder approval.

6. To ratify the selection of independent accountants   Series Trust Portfolios: All
for its current fiscal year.                            Anchor Pathway Portfolios: All

                                                         PORTFOLIOS TO WHICH PROPOSAL
                 SUMMARY OF PROPOSAL                                APPLIES
------------------------------------------------------  -------------------------------
7. To transact such other business as may properly      Series Trust Portfolios: All
come before the Meeting or any adjournments thereof.    Anchor Pathway Portfolios: All

    In accordance with applicable law, this Proxy Statement is being mailed, on or about February 20, 1997, on behalf of the Board of Trustees of each Trust, to the shareholders of each of their respective Portfolios for their use in obtaining voting instructions from contract owners on the proposals to be considered at a joint special meeting of shareholders of each Trust scheduled to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York, New York 10017, on March 21, 1997, at 10:00 a.m., Eastern time. The Trustees have fixed the close of business on February 7, 1997 as the record date (the "Record Date") for determining the number of shares outstanding and the contract owners entitled to be present at the Meeting and give voting instructions to the Companies with respect to their respective "portion" of shares of the Trust or each Portfolio as of the Record Date.

    Each Trust expects that the solicitation of voting instructions from contract owners will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo, the Companies, or their affiliates, who will not receive any compensation therefor from the Trusts. Fees and expenses of such solicitation will be borne pro rata by the Portfolios, except that half of such fees and expenses with respect to the Venture Value Portfolio of Series Trust will be borne by Davis. In connection with the solicitation of voting instructions, the Companies will furnish a copy of this Proxy Statement to all contract owners.


    At the Record Date, the total number of shares of Series Trust outstanding was 203,550,307.33 of which 197,639,546.785 shares (97%) were held by the
Variable Separate Account of Anchor National, 3,919,884.709 shares (2%) were held by the FS Variable Separate Account of First SunAmerica and 1,999,875.836 shares (1%) were held by the Variable Annuity Account Four of Anchor National; and the total number of shares of Anchor Pathway outstanding was 92,892,528.238, all of which were held by the Variable Separate Account of Anchor National.



    The Companies have advised the Trust that as of the Record Date there were no persons owning annuity contracts which would entitle them to instruct the Companies with respect to more than 5% of the voting securities of any Portfolio of the Trust. As of the Record Date, Anchor National owned 25.8% of the Utility Portfolio of the Trust, attributable to its seed capital investment in the Trust. To the knowledge of management, the Trustees and executive officers of each Trust, both individually and as a group, owned less than 1% of the outstanding shares of such Trust and each respective Portfolio as of the Record Date.

    The Companies, the holders of record shares of each Portfolio, are required to "pass through" to their contract owners the right to vote shares of each Portfolio. Each Trust expects that the Companies will vote 100% of the shares of the Portfolios held by their respective separate accounts. The Companies will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a proposal. Unmarked voting instructions from contract owners will be voted in favor of the proposals. The Companies, as record shareholders of each of the Portfolios, may adjourn the Meeting for a period or periods of not more than 60 days in the aggregate, if necessary to obtain additional voting instructions from contract owners. The cost of preparing and distributing to contract owners additional proxy materials if required in connection with any adjournment will be borne by the Portfolios.

    Voting instructions executed by contract owners may be revoked by a written instrument received by the Secretary of each Trust at any time before they are exercised, by the delivery of a later-dated voting instructions card or by attendance at the Meeting and voting in person.

    All information in the Proxy Statement about Davis and DSA-NY has been provided by Davis; all information in the Proxy Statement about Putnam has been provided by Putnam; and all information in the Proxy Statement about SAAMCo and the Companies has been provided by SAAMCo and the Companies.

    The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the shareholders will vote on such matters in their discretion.

                           ELECTION OF FIVE TRUSTEES
                                 PROPOSAL NO. 1

INTRODUCTION

    Prior to November 23, 1996, the Board of Trustees of each Trust was composed of five members, two of whom were not interested persons of the Trusts, as that term is defined in the 1940 Act. As a result of the untimely death of Mr. Gordon Hampton on November 23, 1996 and the resignation of Mr. Frank Ellsworth effective February 1, 1997, the Board of Trustees of each

Trust has been reduced to three members, all of whom are interested persons. Under the 1940 Act, no more than 60% of the Board of Trustees can be interested persons. In this regard, the Trusts expect to obtain an order of exemption from the Securities and Exchange Commission (the "Commission"), pursuant to which the Trusts have until March 21, 1997 to fill the vacancies on the Boards in order to bring the composition of each Board into compliance with the requirements of the 1940 Act.

    At the Meeting, a slate of five persons, including two who are not interested persons of either Trust, will be elected to serve as Trustees of each Trust, to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee. The nominees consist of the three incumbent Trustees and two other individuals, as shown in the table below.

    If any of the nominees would become unavailable for election as a Trustee before the Meeting, proxies will be voted for the other persons that the Trustees recommend.

INFORMATION REGARDING NOMINEES

    PRINCIPAL OCCUPATION AND OTHER INFORMATION

    The nominees designated by an asterisk (*) are "interested persons" of each Trust, as that term is defined in the Investment Company Act of 1940 (the "1940 Act").

                                                   PRINCIPAL OCCUPATIONS DURING PAST
          NAME (AGE)             SHARES OWNED                 FIVE YEARS
------------------------------  ---------------  -------------------------------------
Richards D. Barger (67)*                         Senior Partner, Law Firm of Barger &
(Trustee since 1987)                             Wolen; former Director, Anchor
                                                 National (1980 to 1986).

James K. Hunt (44)*                              Executive Vice President, SunAmerica
(Trustee since 1994)                             Investments, Inc. (1993 to present);
                                                 President, SunAmerica Corporate
                                                 Finance (since January 1994); Senior
                                                 Vice President, SunAmerica
                                                 Investments, Inc. (1990-1993).

                                                   PRINCIPAL OCCUPATIONS DURING PAST
          NAME (AGE)             SHARES OWNED                 FIVE YEARS
------------------------------  ---------------  -------------------------------------
Norman J. Metcalfe (53)*                         Vice Chairman and Chief Financial
(Trustee since 1989)                             Officer, The Irvine Company (March
                                                 1993 to December 1996); Executive
                                                 Vice President (1986-1992) and
                                                 Director (1984-1993), SunAmerica
                                                 Inc.; formerly, President, SunAmerica
                                                 Investments, Inc.(1988-1992); and
                                                 Executive Vice President and
                                                 Director, Anchor National
                                                 (1986-1992).

Allan L. Sher (65)                               Director, Board of Governors,
                                                 American Stock Exchange (1991 to
                                                 present); Former Chairman and Chief
                                                 Executive Officer, Bateman Eichler,
                                                 Hill Richards (securities firm)
                                                 (1990-1992); Vice Chairman
                                                 (1989-1990), Senior Executive Vice
                                                 President (1985-1989) and Executive
                                                 Vice President (1983-1985), Drexel
                                                 Burnham Lambert Incorporated.

William M. Wardlaw (50)                          Partner, Freeman Spogli & Co.,
                                                 Incorporated (privately owned
                                                 merchant banking firm)
                                                 (1988-Present); Managing Partner,
                                                 Riordan & McKinzie (law firm
                                                 specializing in corporate and
                                                 securities law) (1984-1988); Partner
                                                 (1980-1984) and Associate
                                                 (1972-1980), O'Melveny & Meyers (law
                                                 firm).

    The Trustees met four times during the fiscal year ended November 30, 1996. The incumbents attended 100% of the aggregate number of meetings of the Trustees.

EXECUTIVE OFFICERS OF EACH TRUST

                               POSITION WITH               EXPERIENCE DURING
        NAME (AGE)              THE TRUSTS                THE PAST FIVE YEARS
---------------------------  -----------------  ---------------------------------------
James K. Hunt (44)           Chairman of the    Executive Vice President, SunAmerica
                             Board; President   Investments, Inc. (1993 to present);
                             (Series Trust      President, SunAmerica Corporate Finance
                             only)              (since January 1994); Senior Vice
                                                President, SunAmerica Investments, Inc.
                                                (1990-1993).

Scott L. Robinson (50)       Senior Vice        Senior Vice President and Controller,
                             President,         SunAmerica Inc. (since 1991); Senior
                             Treasurer and      Vice President, Anchor National (since
                             Controller         1988); Vice President and Controller,
                                                SunAmerica Inc. (1986-1991), joined
                                                SunAmerica Inc. in 1978.

Susan L. Harris (39)         Vice President,    Senior Vice President (since November
                             Counsel and        1995), Secretary (since 1989) and
                             Secretary          General Counsel--Corporate Affairs
                                                (since December 1994), SunAmerica Inc.;
                                                Senior Vice President and Secretary,
                                                Anchor National (since 1990); joined
                                                SunAmerica Inc. in 1985.

Peter C. Sutton (31)         Vice President     Vice President, SunAmerica Asset
                                                Management Corp. (since September
                                                1994); Treasurer, SunAmerica Funds
                                                (since February 1996); Controller,
                                                SunAmerica Mutual Funds (1993-1996);
                                                Assistant Controller, SunAmerica Mutual
                                                Funds (1990-1993).

    All officers of each Trust are elected annually and serve until their successors are elected and qualified. Mr. Robinson's and Ms. Harris's principal business address is 1 SunAmerica Center, Los Angeles, CA 90067.

Mr. Sutton's principal business address is 733 Third Avenue, New York, NY 10017.

REMUNERATION OF TRUSTEES AND OFFICERS

    The Trusts pay no salaries or compensation to any of their officers, all of whom are officers or employees of Anchor National or its affiliates. Series Trust pays an annual fee of $7,000, plus $500 for each meeting attended, and expenses to each Trustee who is not an officer or employee of Anchor National or its affiliates for attendance at meetings of the Board of Trustees. Anchor Pathway pays an annual fee of $8,000, plus $1,250 for each meeting attended, and expenses to each Trustee who is not an officer or employee of Anchor National or its affiliates for attendance at meetings of the Board of Trustees. The following table sets forth information summarizing the compensation of each of the Trustees for his services as Trustee for the fiscal year ended November 30, 1996.

                               COMPENSATION TABLE


                                                         TOTAL COMPENSATION
                      AGGREGATE         AGGREGATE         PAID TO TRUSTEES
                    COMPENSATION       COMPENSATION       FROM EACH TRUST
INDEPENDENT             FROM               FROM             AND THE FUND
TRUSTEES            SERIES TRUST      ANCHOR PATHWAY          COMPLEX
-----------------  ---------------  ------------------  --------------------
Richards D.
Barger...........     $   9,000         $   13,000           $   22,000
Norman J.
Metcalfe.........     $   9,000         $   13,000           $   22,000
Frank L.
Ellsworth........     $   9,000         $   13,000           $   22,000
Gordon F.
Hampton..........     $   9,000         $   13,000           $   22,000



    REQUIRED VOTE. For each Trust, the candidates receiving the affirmative vote of a majority of the votes cast for the election of Trustees at the Meeting will be elected, provided a quorum is present. Shares of all Portfolios of each Trust vote together as a single class for the Trustees of such Trust's Board.

 EACH BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER
                                 PROPOSAL NO. 1

                            ------------------------

                      APPROVAL OR DISAPPROVAL OF PROPOSAL
                                TO AMEND CERTAIN
                      FUNDAMENTAL INVESTMENT RESTRICTIONS
                                 PROPOSAL NO. 2

    The Meeting has been called to consider a proposal to amend certain fundamental investment restrictions of each Trust. The Board of Trustees of each Trust approved this proposal at a meeting held on January 21, 1997.

    As described below, the Trustees recommend that shareholders approve a number of changes to the Trusts' fundamental investment restrictions, including the re-classification of certain of these investment restrictions as non-fundamental. Fundamental restrictions may be changed only with shareholder approval, while restrictions designated as non-fundamental may be changed by a Trust's Board of Trustees without shareholder approval.

SUMMARY

    Certain of the fundamental restrictions that the Trusts have adopted in the past reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other of the fundamental restrictions reflect regulatory requirements which remain in effect, but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Accordingly, the Boards have approved amendments to their respective Trusts' fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate those that are no longer legally required. In certain instances, existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions, and therefore could be further modified by the Boards without shareholder approval.

    Each Trust's Board believes that the proposed changes to the Trust's fundamental restrictions will enhance investment flexibility and the ability of SAAMCo or CRMC (each, an "Adviser," and together, the "Advisers"), as appropriate, to manage the Portfolios more efficiently as regulatory and investment conditions change. In addition, by reducing to a minimum those policies which can be changed only with a vote of the shareholders, each Trust will more often be able to avoid the cost and delay of a shareholder meeting when making changes to investment policies that the Board considers desirable. However, the Boards do not anticipate at this time that the changes, individually or in the aggregate, will result in a major restructuring of any of the Trusts' investment portfolios.

    A summary of each proposed change to the Trusts' fundamental restrictions is set forth below. Shareholders should refer to Exhibit A for the text of each Trust's fundamental restrictions as they currently exist. Also described below are those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of certain fundamental restrictions. A non-fundamental restriction may be modified or eliminated by the appropriate Board at any time without approval of shareholders.

    If the proposed changes to the Trusts' investment restrictions are approved by shareholders at the Meeting, the Trusts' prospectuses and statements of additional information will be revised as appropriate to reflect those changes. This Proposal No. 2 will not result in a change to the investment objective of any Portfolio of the Trusts.

PROPOSED CHANGES:

2(A). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO INVESTMENTS IN ILLIQUID SECURITIES.

2(B). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO PLEDGING THEIR ASSETS.

2(C). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO OPTIONS TRANSACTIONS.

2(D). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES.

2(E). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO INVESTMENTS IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL.

2(F). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO UNDERWRITING OF SECURITIES ISSUED BY OTHERS.

2(G). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO SHORT SALES.

2(H). AMENDING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO MAKING LOANS.

2(I). AMENDING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO BORROWING MONEY.

    The relevant Trust and the Portfolios affected by each of these proposed changes are listed below:

              TRUST NAME                           APPLICABLE PROPOSALS
---------------------------------------  -----------------------------------------
Series Trust:
    Cash Management Portfolio            2(a), 2(b), 2(c), 2(d)
    All Other Portfolios                 2(b), 2(d), 2(e), 2(f), 2(g), 2(h), 2(i)

Anchor Pathway:
    Cash Management Series               2(a), 2(b), 2(c), 2(d)
    U.S. Government/AAA-Rated            2(a), 2(b), 2(d)
      Securities Series
    All Other Portfolios                 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g),
                                         2(h), 2(i)

DISCUSSION

2(A). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO INVESTMENTS IN ILLIQUID SECURITIES.

    Upon approval of this Proposal, the existing fundamental restrictions of each applicable Portfolio relating to investments in repurchase agreements maturing in more than seven days or in any other illiquid securities would be eliminated. Each such Portfolio, except for the Cash Management Portfolio of Series Trust and the Cash Management Series of Anchor Pathway, would in turn become subject to the following proposed non-fundamental restriction:

    The Portfolio may not:

        Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of a Portfolio's total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

    The Cash Management Portfolio of Series Trust and the Cash Management Series of Anchor Pathway would become subject to the following proposed non-fundamental restriction:

    The Portfolio may not:

        Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Portfolio's total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

    DISCUSSION. Each Portfolio's investment restriction relating to illiquid securities was initially adopted as fundamental due to regulatory requirements at such time limiting such investments to 10% of its net assets. Current regulatory requirements no longer mandate that an investment company's policy restricting investment in illiquid securities be fundamental. In addition, although money market funds continue to be subject to a 10% limitation on holdings of illiquid securities, other investment companies are subject to a limitation of 15% of net assets, which may be invested in any combination of (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days. With respect to (b), the Commission currently looks to the marketability of a security, rather than the existence of market quotations, to determine a security's illiquidity.

    The current restrictions are reflected in the proposed non-fundamental restriction that will be adopted by each of the applicable Portfolios upon approval of this Proposal by shareholders. The Trustees believe that eliminating this fundamental restriction would provide the Portfolios with the needed flexibility to respond quickly to legal, regulatory and market developments regarding investments in illiquid securities. The Trustees could then modify or eliminate the restriction to increase each Portfolio's investment flexibility without the costs associated with a special meeting of shareholders, or depriving a Portfolio of beneficial investment opportunities.

    To the extent a Portfolio invests in illiquid securities, it may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value. In addition, a Portfolio could encounter difficulties satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

2(B). ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO PLEDGING THEIR ASSETS.

    Upon approval of this Proposal, the existing fundamental restrictions relating to pledging of assets would be eliminated. Each Portfolio would in turn become subject to a proposed non-fundamental restriction that will be identical to the fundamental restriction currently in effect, except that it may be changed at any time by the Board of Trustees without a vote of shareholders.

    DISCUSSION. The Trustees believe that approval of this proposal will provide enhanced flexibility and could assist each Portfolio in achieving its investment objectives. There are currently no regulatory limits on pledging activity. Re-classifying the fundamental restriction related thereto as non-fundamental would provide each Portfolio with maximum flexibility to respond quickly to market developments, as the Trustees could modify or eliminate the restriction without the costs associated with a special meeting of shareholders.

    Pledging assets does entail certain risks. To the extent that a Portfolio pledges its assets, such Portfolio may have less flexibility in liquidating assets. This may delay such Portfolio's ability to meet redemption requests or other obligations.

2(C).  ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT
      RESTRICTIONS RELATING TO OPTIONS TRANSACTIONS

    Upon approval of this Proposal, the existing fundamental restrictions of the applicable Portfolios relating to options transactions would be eliminated. Each such Portfolio would in turn become subject to the following proposed non-fundamental restriction, as appropriate:

    The Portfolio may not:

        Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

    DISCUSSION. If this Proposal is approved, each Portfolio will be able to engage in a variety of options transactions for hedging purposes and to increase investment returns. The Advisers believe that approval of this proposal will provide enhanced investment flexibility and could assist each Portfolio in achieving its investment objectives.

    When a Portfolio purchases a call option, it obtains the right to purchase, and obligates the writer to sell, a security, currency or unit of an index, at the exercise price prior to or on the expiration date. In order for a call option purchased by a Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the Portfolio. When a Portfolio purchases a put option, it obtains the right to sell, and obligates the writer to buy, a security at the exercise price prior to or on the expiration date. In order for a put option purchased by a Portfolio to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs paid by the Portfolio. If an option expires unexercised, the Portfolio will lose its premium payment.

    When a Portfolio writes a call option, it loses the opportunity to profit from any increase in the price of the security above the exercise price. When a Portfolio writes a put option, it takes a risk that it will be required to purchase the security from the option holder at a price above the current market value. A Portfolio receives a premium for writing a call or put option (representing the cost of the option), which increases the return to the Portfolio if the option expires unexercised.

    The successful use of options depends on the ability of the Adviser to predict correctly interest rate and market movements. It also depends on the Portfolio's ability to terminate option positions at times when the Adviser believes it is desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

2(D).  ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT
RESTRICTIONS RELATING TO INVESTMENTS IN SECURITIES OF OTHER INVESTMENT
COMPANIES.

    Upon approval of this Proposal, the fundamental restrictions of the applicable Portfolios relating to investments in securities of other investment companies would be eliminated. Each such Portfolio would in turn become subject to the following proposed non-fundamental restriction:

    The Portfolio may not:

        Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

    DISCUSSION. The 1940 Act imposes limitations on an investment company's ability to purchase and sell securities of other investment companies which are less restrictive than each of the applicable Portfolio's current restrictions. If this proposal is approved, each of these Portfolios would be able to invest in other open-end investment companies and unit investment trusts to the extent allowed by the 1940 Act and the Portfolio's investment policies. Investment in these entities may involve duplication of certain fees and expenses, but the Trustees believe that this enhanced flexibility could provide attractive investment opportunities and may assist each Portfolio in meeting its investment objective.

2(E).  ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT
      RESTRICTIONS RELATING TO INVESTMENTS IN COMPANIES FOR THE
      PURPOSE OF EXERCISING CONTROL.

    Upon approval of this Proposal, the fundamental restrictions of the applicable Portfolios relating to investments in companies for the purpose of exercising control would be eliminated. Each such Portfolio would in turn become subject to the following proposed non-fundamental restriction:

    The Portfolio may not:

        Invest in companies for the purpose of exercising control or management.

    DISCUSSION. Eliminating this restriction would allow the applicable Portfolios flexibility in the future to freely exercise their rights as shareholders in the various companies in which they can invest. These rights may include the active opposition or support of such companies' management. These activities could at times fall within the technical definition of control under the securities laws.

    The Trustees believe that approval of this proposal will provide each applicable Portfolio with additional flexibility to protect the value of their investments through the exercise of influence on the management of the companies in which they invest. The proposed non-fundamental restriction could be eliminated by the Trustees at any time that they believed it was in the best interest of a Portfolio to do so, without incurring the cost and delay of a shareholder meeting. If this occurred, the Portfolio would be allowed to freely communicate its views as a shareholder on company policies that affect the value of such Portfolio's investment. Activities in which a Portfolio would then be able to engage include seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to the company.

    These types of corporate activities are highly susceptible to litigation, and the Portfolios may be drawn into lawsuits related to them. The Trustees and the Adviser will direct their efforts toward those instances where they feel the benefit to a Portfolio outweighs the potential risk of litigation.

2(F).  ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT
      RESTRICTIONS RELATING TO UNDERWRITING OF SECURITIES ISSUED
      BY OTHERS.

    Upon approval of this Proposal, the fundamental restrictions of the applicable Portfolios relating to the underwriting of securities issued by others would be eliminated. Each such Portfolio would in turn become subject to the following proposed non-fundamental restriction:

    The Portfolio may not:

        Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

    DISCUSSION. The securities laws limit an investment company's ability to act as an underwriter of securities issued by others. However, this limitation does not need to be a fundamental restriction. The Trustees believe that re-classifying the applicable fundamental restrictions as non-fundamental would allow each Portfolio to respond quickly to changes to the applicable laws, if market conditions so warranted. This could then be done without incurring the cost to each Portfolio associated with a shareholder meeting.

2(G)  ELIMINATING THE TRUSTS' FUNDAMENTAL INVESTMENT
RESTRICTIONS RELATING TO SHORT SALES.

    Upon approval of this Proposal, the fundamental restriction of the applicable Portfolios relating to short sales would be eliminated. Each such Portfolio would in turn become subject to the following proposed non-fundamental restriction:

    The Portfolio may not:

        Sell securities short, except to the extent permitted by applicable law.

    DISCUSSION. If this Proposal is approved, each of the applicable Portfolios will be able to engage in short sales. However, each Adviser currently intends only to engage in short sales "against the box" with respect to these Portfolios, a practice which the current fundamental restrictions permit.

    In a typical short sale, a Portfolio borrows from a broker a security that it anticipates will decline in value in order to sell such security to a third party. The Portfolio is then obligated to return a security of the same issue and quantity at some future date, and it realizes a loss to the extent that the security increases in value and a profit to the extent the security declines in value (after including any associated costs). Short sales "against the box" are those where the Portfolio owns or has the right to acquire at no added cost the identical security to that sold short.

2(H).  AMENDING THE TRUSTS' FUNDAMENTAL INVESTMENT
      RESTRICTIONS RELATING TO MAKING LOANS.

    Upon approval of this Proposal, the fundamental restriction of the applicable Portfolios relating to making loans would be amended to standardize the language of each such restriction and to allow each such Portfolio to enter into securities loans. The proposed amended fundamental restriction is set forth below:

    The Portfolio may not:

        Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

    DISCUSSION. If this Proposal is approved, each of the applicable Portfolios will be able to lend its portfolio securities to brokers, dealers and other financial institutions. The Trustees believe that this investment flexibility may assist each applicable Portfolio in achieving its investment objective.

    In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or equivalent collateral. The advantage of such loans is that a Portfolio continues to earn interest and dividends on the loaned securities while at the same time earning interest on the collateral. These loans involve some risk to the Portfolio if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy proceedings, it is possible that the Portfolio may encounter a delay in recovery or even a loss of rights in the collateral. However, loans of a Portfolio's securities will only be made to firms deemed by the Adviser to be creditworthy.

2(I). AMENDING THE TRUSTS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO BORROWING MONEY.

    Upon approval of this Proposal, the fundamental restriction of the applicable Portfolios relating to borrowing money would be amended to standardize the language of each such restriction and to allow each such Portfolio to borrow for investment purposes. The proposed amended fundamental restriction is set forth below:

    The Portfolio may not:

        Borrow money, except to the extent permitted by applicable law.

    DISCUSSION. Several of the applicable Portfolios are currently allowed to borrow only in an amount not in excess of 5% of the value of such Portfolios' total assets. Current regulatory requirements prohibit the Portfolios from borrowing more than 10% of their total assets, except that a Portfolio may temporarily borrow up to 25% of its total assets when such borrowing is necessary to meet redemption requests. Accordingly, the revised policy on borrowing would provide the applicable Portfolios with additional authority to borrow. The Trustees believe that amending this fundamental restriction as set forth above would provide the applicable Portfolios with the needed flexibility to respond quickly to legal, regulatory and market developments regarding the borrowing of money and could assist each Portfolio in achieving its investment objectives. Portfolios occasionally borrow money to fund substantial shareholder redemptions or exchange requests or for the clearance of transactions when available cash is not sufficient for these needs. Although the Portfolios have not experienced difficulties under the current restrictions, the Adviser believes that the proposed change would enhance flexibility. The proposed change would also afford each of these Portfolios the same capacity to satisfy net redemptions of its shares on a temporary basis without having to resort to sales of portfolio securities at possibly disadvantageous prices.

    This proposal will also allow each of the affected Portfolios to borrow money to take advantage of investment opportunities. This type of borrowing involves the additional risk that interest expense may be greater that the income from or appreciation of the securities financed and the value of such securities may decline below the amount borrowed. If a Portfolio were to follow this practice, any investment gains made on the securities in excess of the interest paid on the borrowing would cause the net asset value of the Portfolio to rise faster than would otherwise be the case. Conversely, if the investment performance of the additional securities purchased failed to cover their cost (including any accrued interest on the money borrowed) to the Portfolio, the net asset value would decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

    Notwithstanding the foregoing, there is no present intention to make any change to the way in which any Portfolio is managed.
                            ------------------------

    REQUIRED VOTE FOR PROPOSAL 2(A)-(I): Approval of each of the nine items contained in Proposal No. 2 with respect to the applicable Portfolios of each Trust requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio represented at the meeting if more than 50% of such shares are represented. Shareholders of any Portfolio may vote against the changes proposed in any item with respect to specific fundamental restrictions applicable to their Portfolio in the manner indicated on the proxy card.

    IF ONE OR MORE OF THE ITEMS CONTAINED IN PROPOSAL NO. 2 IS NOT APPROVED BY THE SHAREHOLDERS OF ONE PORTFOLIO OF A TRUST, THE RELATED EXISTING FUNDAMENTAL RESTRICTION OF THAT PORTFOLIO WILL CONTINUE IN EFFECT FOR THAT PORTFOLIO OF THAT TRUST, BUT FAILURE TO APPROVE ALL OR PART OF PROPOSAL NO. 2 BY THE SHAREHOLDERS OF ONE PORTFOLIO OF A TRUST WILL NOT AFFECT OTHER PARTS OF PROPOSAL NO. 2 THAT ARE APPROVED WITH RESPECT TO THAT PORTFOLIO OR ANY APPROVALS OF PROPOSAL NO. 2 THAT ARE OBTAINED WITH RESPECT TO ANY OTHER PORTFOLIO OF THE SAME TRUST OR OF THE OTHER TRUST.

                     EACH BOARD OF TRUSTEES RECOMMENDS THAT
                  SHAREHOLDERS VOTE "FOR" EACH ITEM CONTAINED
                               IN PROPOSAL NO. 2
                            ------------------------

                           APPROVAL OR DISAPPROVAL OF
                  (A) NEW SUBADVISORY AGREEMENT BETWEEN SAAMCO
                   AND PUTNAM, AND (B) AMENDMENT TO ADVISORY
                     AGREEMENT BETWEEN SAAMCO AND THE TRUST
                                 PROPOSAL NO. 3


    The Board of Trustees of Series Trust is submitting for approval by the shareholders of the Provident Growth Portfolio, a separate series of Series Trust, of (a) a new subadvisory agreement between SAAMCO and Putnam (the "Putnam Subadvisory Agreement"), and (b) an amendment to the Advisory Agreement between the Trust, on behalf of the Portfolio, and SAAMCo in order to revise the breakpoints in the fee payable by the Portfolio to SAAMCo pursuant to the Advisory Agreement. As described below, the Board has not yet approved this proposal and accordingly makes no recommendation as to whether shareholders should approve this proposal.



    On February 10, 1997, Provident Investment Counsel, Inc. ("Provident"), the Portfolio's current subadviser, informed SAAMCo of its intention to resign as the Portfolio's subadviser effective as of April 15, 1997. In connection therewith, the Board proposes to consider entering into the Putnam Subadvisory Agreement, pursuant to which Putnam would serve as the Portfolio's subadviser in place of Provident. The Putnam Subadvisory Agreement is annexed as Exhibit B. Except for an increase in the breakpoints in the fee payable by SAAMCo to Putnam thereunder as described below, the material terms of the Putnam Subadvisory Agreement are substantially similar to those of the current subadvisory agreement with Provident (the "Provident Subadvisory Agreement"). In addition, because of the higher breakpoints in the fee payable by SAAMCo to Putnam pursuant to the Putnam Subadvisory Agreement, the Board also proposes to consider an amendment to the Advisory Agreement. Such amendment (the "Fee Amendment") will increase the breakpoints in the fee payable by the Portfolio to SAAMCo pursuant to the Advisory Agreement to correspond to the proposed breakpoints in the Putnam Subadvisory Agreement. A copy of the Advisory Agreement, as proposed to be amended, is annexed as Exhibit C. The Putnam Subadvisory Agreement and the Fee Amendment will take effect on or about April 15, 1997, if approved by shareholders of the Provident Growth Portfolio and the Board of Trustees of Series Trust. It is expected that Provident will remain as subadviser to the Portfolio until such time.

    SAAMCo's responsibilities pursuant to the Advisory Agreement include, among others, (i) evaluating the Portfolio's performance in comparison to similar mutual funds and other market information, (ii) conducting searches for a replacement subadviser for the Portfolio, (iii) selecting, subject to the review and approval of the Trustees, a subadviser that has distinguished itself by able performance and (iv) overseeing the continued performance of the subadviser. In accordance with these duties, following a comprehensive selection process, SAAMCo has selected Putnam as the replacement subadviser for the Portfolio, subject to Board and shareholder approval. SAAMCo believes that the retention of Putnam as subadviser is in the best interests of the Portfolio and its shareholders.


    In identifying Putnam as the replacement subadviser for Provident, SAAMCo reviewed, among other things, Putnam's historical performance record in managing growth accounts for private account clients as well as other investment companies, its name recognition in the investment community, its financial condition, and overall commitment to the investment advisory business. Putnam has been managing mutual funds since 1937 and serves as an investment adviser to the funds in the Putnam Family. Putnam and its affiliates managed assets of approximately $173 billion as of December 31, 1996. SAAMCo also took into account Putnam's normal fee schedule. The fee rate reflected in the Putnam Subadvisory Agreement reflects the rate agreed upon in arm's length bargaining between SAAMCo and Putnam, and Putnam has represented to SAAMCo that such fee rate is the same rate that Putnam charges the other mutual funds for which it serves as subadviser.



    The Board is proposing to consider the Fee Amendment to the Advisory Agreement to ensure that the amount of the Advisory Fee retained by SAAMCo remains level. Under the original arrangement with Provident, SAAMCo retained
 .35% of average net assets as its advisory fee. If SAAMCo's rates are not adjusted pursuant to the Fee Amendment, under the Putnam Subadvisory Agreement, at certain asset levels, SAAMCo's advisory fee would be reduced to .20%-.30% of average net assets. Accordingly, the Board has proposed to consider the Fee Amendment so that SAAMCo's advisory fee will not be diminished if Putnam is retained as subadviser pursuant to the Putnam Subadvisory Agreement.


    The 1940 Act requires that any advisory or subadvisory agreement be approved by the Board of Trustees, including by the Trustees who are not interested persons of the Trust. As described under Proposal No. 1 above, due to unforeseen circumstances, at present the Board of Trustees of Series Trust does not consist of any Trustees who are not interested persons of the Trust. Accordingly, the requisite approval by the Trustees of the Putnam

Subadvisory Agreement and the Fee Amendment has not yet been obtained, and cannot be obtained until after the Trustees have been elected pursuant to Proposal No. 1. It is contemplated that if this Proposal No. 3 is approved by shareholders, the Trustees, including the Trustees who are not parties to the agreement, who have no financial interest in the agreement and who are not interested persons of any party to the agreement (the "Independent Trustees") will be asked to vote on and approve the Putnam Subadvisory Agreement and the Fee Amendment at an in-person meeting of the Board of Trustees to be held on or about April 15, 1997. Absent such approval, the Putnam Subadvisory Agreement and the Fee Amendment will not take effect. SAAMCo intends to present to the Board the information that it reviewed in selecting Putnam as subadviser and to recommend to the Board that it approve the Putnam Subadvisory Agreement and the Fee Amendment. SAAMCo has no reason to believe that the Putnam Subadvisory Agreement and the Fee Amendment will not be approved by the Board.


    When Provident discontinues its position as subadviser to the Portfolio, the Portfolio will no longer use the word "Provident" in its name. Accordingly, SAAMCo anticipates that the Trustees will designate "Putnam Growth Portfolio" as the new name for the Portfolio.

PROPOSED AND CURRENT ADVISORY AND SUBADVISORY FEES

    The following chart contains the proposed advisory fee to be payable by the Portfolio to SAAMCo pursuant to the Fee Amendment and the proposed subadvisory fee to be payable by SAAMCo to Putnam under the Putnam Subadvisory Agreement. In addition, the chart contains the fees payable under the Advisory Agreement as currently in effect and the Provident Subadvisory Agreement. Fees are expressed as annual percentage rates of the average net assets of the Portfolio. As can be seen, the maximum fee payable to SAAMCo under the Advisory Agreement and Provident or Putnam under the respective subadvisory agreement is not proposed to be changed. The proposed changes are in the breakpoints.

   PROPOSED ADVISORY FEE TO SAAMCO        PROPOSED SUBADVISORY FEE TO PUTNAM
-------------------------------------  ----------------------------------------
 .85% on the first $150 million         .50% on the first $150 million
 .80% on the next $150 million          .45% on the next $150 million
 .70% over $300 million                 .35% over $300 million


   CURRENT ADVISORY FEE TO SAAMCO        CURRENT SUBADVISORY FEE TO PROVIDENT
-------------------------------------  ----------------------------------------
 .85% on the first $50 million          .50% on the first $50 million
 .80% on the next $100 million          .45% on the next $100 million
 .70% on the next $100 million          .35% on the next $100 million
 .65% on the next $100 million          .30% on the next $100 million
 .60% over $350 million                 .25% over $350 million

    For the fiscal year ended November 30, 1996, the Portfolio paid SAAMCo an advisory fee of $1,073,769 (an effective annual fee rate of .83%), of which $614,721 was paid to Provident (an effective annual fee rate of .48%). Had the rates pursuant to the Fee Amendment and the Putnam Subadvisory Agreement been in effect during the fiscal year ended November 30, 1996, the Portfolio would have paid SAAMCo an advisory fee of $1,114,921 (an effective annual fee rate of
 .85%), of which $655,836 would have been paid to the subadviser (an effective annual fee rate of .50%). These amounts represent increases of $41,152 and $41,115, or approximately 3.8% and 6.7%, respectively, over such fees actually paid.

INFORMATION ABOUT SAAMCO AND THE ADVISORY AGREEMENT

    SAAMCo is a Delaware corporation and an indirect, wholly owned subsidiary of Anchor National, which is an indirect subsidiary of SunAmerica Inc., a financial services company with approximately $39 billion in assets. SAAMCo provides investment advice and management services to Series Trust, other mutual funds and private accounts. As of January 31, 1997, SAAMCo and its affiliates managed, advised or administered assets of more than $8.5 billion. The address of SAAMCo and First SunAmerica is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The principal business address of Anchor National and SunAmerica Inc. is 1 SunAmerica Center, Los Angeles, California 90067-6022.

    The following chart lists the executive officers and Directors of SAAMCo and their principal occupations, if different from their positions with SAAMCo:

NAME                                 POSITION WITH SAAMCO AND PRINCIPAL OCCUPATION
-----------------------------------  --------------------------------------------------
Gary W. Krat.......................  Chairman of the Board; Chairman of the Board of
                                     Royal Alliance Associates, Inc., SunAmerica
                                     Securities, Inc. and Advantage Capital Corporation
Peter A. Harbeck...................  President and Director
Susan L. Harris....................  Secretary and Director; Senior Vice President,
                                     General Counsel-Corporate Affairs and Secretary,
                                     SunAmerica Inc.; Senior Vice President and
                                     Secretary, Anchor National and First SunAmerica
Jay S. Wintrob.....................  Director; Vice Chairman of SunAmerica Inc.;
                                     Executive Vice President of Anchor National and
                                     First SunAmerica
Joseph M. Tumbler..................  Director; Vice Chairman of SunAmerica Inc.;
                                     Executive Vice President of Anchor National and
                                     First SunAmerica
Stanton J. Feeley..................  Executive Vice President and Chief Investment
                                     Officer
J. Steven Neamtz...................  Executive Vice President
Robert M. Zakem....................  Senior Vice President, General Counsel and
                                     Assistant Secretary
Steven E. Rothstein................  Senior Vice President and Chief Financial Officer

    The business address of each of the above listed persons other than Ms. Harris and Messrs. Wintrob and Tumbler is The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. The business address of Ms. Harris and Messrs. Wintrob and Tumbler is 1 SunAmerica Center, Los Angeles, California 90067-6022. In addition to serving as Secretary and Director to SAAMCo, Ms. Harris also serves as Vice President, Counsel and Secretary to Series Trust. Peter C. Sutton, a Vice President of SAAMCo, also serves as Vice President of Series Trust. Robert M. Zakem, Senior Vice President, General Counsel and Assistant Secretary of SAAMCo, also serves as Assistant Secretary of Series Trust.

    Pursuant to the Advisory Agreement dated as of September 16, 1992, and amended on August 30, 1994 and April 18, 1996, SAAMCo has agreed to provide investment management, advisory and administrative services to Series Trust. The Advisory Agreement was last submitted to shareholders of the Trust on September 16, 1992, for the purpose of obtaining the initial shareholder approval. The Board of Directors of SAAMCo amended the Advisory Agreement at a Board Meeting held on April 18, 1996 in order to reflect the addition of four new investment portfolios of the Trust. The Advisory Agreement permits SAAMCo to delegate its duties to a subadviser pursuant to a written subadvisory agreement.

INFORMATION ABOUT PUTNAM AND THE PUTNAM SUBADVISORY AGREEMENT

    Putnam, a Massachusetts corporation, has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. Putnam and its affiliates manage assets of approximately $173 billion as of December 31, 1996. Putnam is a subsidiary of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. The principal office of Putnam is located at One Post Office Square, Boston, Massachusetts. Putnam is the investment adviser to other investment companies having similar investment objectives to the Portfolio as indicated in Exhibit D.

    The names, positions with Putnam and principal occupations of the persons who are its principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is One Post Office Square, Boston, Massachusetts.

NAME AND ADDRESS              POSITION WITH PUTNAM AND PRINCIPAL OCCUPATION
----------------------------  --------------------------------------------------------
Lawrence J. Lasser            President and Director; Chief Executive Officer of
                              Putnam Investments, Inc., and its subsidiaries
George Putnam                 Director; Chairman and President of the Putnam Fund
Gordon H. Silver              Director; Senior Managing Director of Putnam
                              Investments, Inc. and its subsidiaries

    Pursuant to the proposed Putnam Subadvisory Agreement, Putnam would manage the investment and reinvestment of the Portfolio's assets, subject to the oversight and review of SAAMCo. Putnam would determine in its discretion the securities to be purchased or sold, provide SAAMCo with records concerning its activities which SAAMCo or the Trust is required to maintain, and render regular reports to SAAMCo and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities.

AFFILIATED BROKERAGE TRANSACTIONS

    The Provident Growth Portfolio did not pay any brokerage commissions to affiliated brokers during the fiscal year ended November 30, 1996.
                            ------------------------

    REQUIRED VOTE. Approval of this Proposal No. 3 will require the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Provident Growth Portfolio, or (2) 67% or more of the shares of the Provident Growth Portfolio present at the meeting, in person or by proxy, if the holders of 50% or more of the outstanding shares of the Portfolio are present or represented by proxy. The proposed Fee Amendment and the proposed Putnam Subadvisory Agreement are part of the same Proposal and will not be voted on separately.


    IF THIS PROPOSAL NO. 3 IS NOT APPROVED, NEITHER THE FEE AMENDMENT TO THE ADVISORY AGREEMENT NOR THE PUTNAM SUBADVISORY AGREEMENT WILL TAKE EFFECT. THE ADVISORY AGREEMENT WILL CONTINUE IN EFFECT IN ITS CURRENT FORM, AND SAAMCO WILL CONTINUE ITS EFFORTS TO CONTRACT WITH A SUBADVISER TO REPLACE PROVIDENT. ANY ADDITIONAL COSTS ASSOCIATED WITH OBTAINING SHAREHOLDER APPROVAL OF A SUBADVISORY AGREEMENT WITH ANY SUCH SUBADVISER WILL BE BORNE BY THE PORTFOLIO.

                            ------------------------

                      APPROVAL OR DISAPPROVAL OF AMENDMENT
                          TO THE SUBADVISORY AGREEMENT
                            BETWEEN SAAMCO AND DAVIS
                                 PROPOSAL NO. 4


    The Board of Trustees of Series Trust is submitting for approval by the shareholders of the Venture Value Portfolio, a separate series of Series Trust, an amendment (the "Davis Amendment") to the subadvisory agreement between SAAMCo and Davis (the "Davis Subadvisory Agreement") dated September 16, 1994. As described below, the Board has not yet approved the Davis Amendment and accordingly makes no recommendation as to whether shareholders should approve or disapprove this proposal.



    The Davis Amendment provides that Davis may delegate any of its responsibilities under the Davis Subadvisory Agreement to one of its affiliates, including DSA-NY, its New York affiliate. Nonetheless, pursuant to the Davis Amendment, Davis would remain ultimately responsible (subject to supervision by SAAMCo) for the management of the assets of the Portfolio allocated to it. Furthermore, Davis has indicated that it has no current plans to make any changes with regard to its investment personnel responsible for the management of the assets of the Portfolio allocated to it. Except for the Davis Amendment, no other changes to the existing terms of the Davis Subadvisory Agreement have been proposed. The Davis Amendment will take effect on or about April 15, 1997, if approved by shareholders and the Board of Trustees of Series Trust (as described below). The Davis Subadvisory Agreement, as proposed to be amended, is attached as Exhibit E hereto.


    On October 15, 1996, the Board of Trustees discussed the Davis Amendment. The Trustees determined that it is advantageous to the Portfolio to enable Davis to utilize the services of its affiliate offices and attract additional experienced personnel who may desire to remain in the vicinity of New York City to perform such services on behalf of the Portfolio. As not enough Trustees were present during such discussion to constitute a quorum, however, the Board was not able to approve the Davis Amendment. Before the Davis Amendment could be approved by the Board of Trustees at an in-person meeting as required by the 1940 Act, one of the Independent Trustees died. It will not be possible to obtain the approval of the Trustees in the manner required by the 1940 Act until after the Trustees of Series Trust have been elected pursuant to Proposal No. 1. If this Proposal No. 4 is approved by shareholders, as required by the 1940 Act, the Trustees, including the Independent Trustees, will be asked to vote on and approve the Davis Amendment at an in-person meeting of the Board of Trustees to be held on or about April 15, 1997. Absent approval by the Independent Trustees, the Davis Amendment will not take effect. SAAMCo intends to recommend to the Board that it approve the Davis Amendment, and anticipates that the requisite Board approval will be obtained.


    Davis will pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of research and portfolio management services pursuant to the Amendment. All of the fees paid to DSA-NY will be paid by Davis and not SAAMCo or the Portfolio. The fees paid by SAAMCo to Davis pursuant to the Davis Subadvisory Agreement will not be affected by the Davis Amendment.

INFORMATION ABOUT DAVIS AND THE DAVIS SUBADVISORY AGREEMENT

    Davis is a Colorado limited partnership, the sole general partner of which is Venture Advisers, Inc. ("Venture"). Venture is controlled by Shelby M.C. Davis, who is the Chief Executive Officer of Davis. The address of Davis and Venture is 124 East Marcy Street, Santa Fe, New Mexico 87501. Davis is the investment adviser or, in the case of the New England Zenith Fund, the sub-adviser, to other investment companies having similar investment objectives to the Portfolio as indicated in Exhibit F.

    Pursuant to the Davis Subadvisory Agreement, Davis manages the investment and reinvestment of the Portfolio's assets, subject to the oversight and review of SAAMCo. Davis determines in its discretion the securities to be purchased or sold, provides SAAMCo with records concerning its activities which SAAMCo or the Trust is required to maintain, and renders regular reports to SAAMCo and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. SAAMCo pays Davis a fee based on the Portfolio's average daily net assets at the annual rate of 0.45% of the first $100 million, 0.40% of the next $400 million and 0.35% of the average daily net assets in excess of $500 million. During the fiscal year ended November 30, 1996, the subadvisory fees paid by SAAMCo to Davis were $1,252,661. The Davis Subadvisory Agreement was last submitted to shareholders on October 28, 1994, for the purpose of obtaining the initial approval of the sole shareholder.

INFORMATION ABOUT DSA-NY

    DSA-NY, a wholly-owned subsidiary of Davis, was organized as a Delaware corporation in September 1996 and registered as an investment adviser with the Commission in November 1996. The names and principal occupations of DSA-NY's principal executive officer and directors are as follows:

NAME                            POSITION WITH DSA-NY; PRINCIPAL OCCUPATION
------------------------------  ---------------------------------------------
Christopher C. Davis..........  Chief Executive Officer and President;
                                Director
Shelby M.C. Davis.............  Director; Chief Executive Officer of Davis
Andrew A. Davis...............  Director; Co-President of Davis
Carl R. Luff..................  Director; Co-President of Davis
Russell O. Wiese..............  Director; Vice President of Davis

    The address of each of these persons, except for Christopher Davis, is 124 East Marcy Street, Santa Fe, NM 87504; the address of Christopher Davis is 609 Fifth Avenue, New York, New York 10017.

AFFILIATED BROKERAGE TRANSACTIONS


    The Portfolio paid $3,792 in brokerage commissions, or .92% of the Portfolio's aggregate brokerage commissions during the fiscal year ended November 30, 1996, to Shelby Collum Davis & Company ("Shelby") during such fiscal year. Shelby and Davis are deemed to be affiliated because a principal of Shelby is a family member of a principal of Davis.

    REQUIRED VOTE. Approval of this proposal will require the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Venture Value Portfolio, or (2) 67% or more of the shares of the Venture Value Portfolio present at the meeting, in person or by proxy, if the holders of 50% or more of the outstanding shares of the Portfolio are present or represented by proxy.


    IF THIS PROPOSAL NO. 4 IS NOT APPROVED, THE DAVIS SUBADVISORY AGREEMENT WILL REMAIN IN EFFECT IN ITS CURRENT FORM, AND THE DAVIS AMENDMENT WILL NOT TAKE EFFECT.


                            ------------------------

                      APPROVAL OR DISAPPROVAL OF PROPOSAL
                         TO PERMIT SAAMCO TO ENTER INTO
                   NEW OR AMENDED CONTRACTS WITH SUBADVISERS
                     WITHOUT OBTAINING SHAREHOLDER APPROVAL
                                 PROPOSAL NO. 5


    The Board of Trustees of Series Trust is submitting for approval by the shareholders of each of the Series Trust Portfolios a proposal to permit SAAMCo to enter into new or amended contracts with subadvisers without obtaining shareholder approval. On October 15, 1996, the Board of Trustees discussed this proposal. As not enough Trustees were present during such discussion to constitute a quorum, however, the Board was not able to approve this proposal. Before they could approve the proposal at an in-person meeting, one of the Independent Trustees died. Because of the current composition of the Board, the proposal described herein cannot be approved at an in-person meeting of the Board until after the new slate of Trustees has been elected pursuant to Proposal No. 1. If this Proposal No. 5 is approved by shareholders, the Independent Trustees will be asked to vote on and approve this proposal at an in-person meeting of the Board of Trustees to be held on or about April 15, 1997. Absent approval by the Trustees, including the Independent Trustees, this proposal will not take effect. SAAMCo anticipates that approval of the Trustees will be obtained.



    The Board recommends that shareholders of each Series Trust Portfolio approve a proposal which would permit SAAMCo from time to time to enter into a new or materially amended subadvisory agreement with a subadviser to the Portfolio without obtaining shareholder approval. Approval by the Trustees, including a majority of Independent Trustees, will continue to be required to approve any new or amended advisory agreement. The proposal will apply to any subadvisory agreement entered into by SAAMCo with a subadviser that is not otherwise an affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of the Trust or SAAMCo, other than by reason of serving as a subadviser (an "Affiliated Subadviser"). Among other changes, the proposal would cover new subadvisory agreements necessitated because the prior subadvisory agreements were terminated as a result of an "assignment" (as defined in the 1940 Act), an amendment to a subadvisory agreement or a new subadvisory agreement to substitute a new subadviser for an old subadviser.

    This Proposal is being submitted to shareholders pursuant to the requirements of an order (the "Order") obtained from the Securities and Exchange Commission (the "Commission") on December 3, 1996. The Order grants exemptive relief from certain provisions of the 1940 Act and certain rules thereunder and is discussed below.

REASON WHY SHAREHOLDER APPROVAL IS SOUGHT

    Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company except pursuant to a written contract which has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any subadviser to an investment company.
Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment. "Assignment," for purposes of the 1940 Act, includes in substance the transfer of an advisory agreement or the transfer of control of the investment adviser through the transfer of a controlling block of the adviser's outstanding voting securities.

    In conformity with Section 15 of the 1940 Act, the Trust currently obtains shareholder approval of a subadvisory agreement in three general situations:

        A. The employment of a new subadviser: (i) to replace an existing subadviser; (ii) as an additional subadviser; or (iii) to act as subadviser for a new portfolio;

        B.  A change in the terms of a subadvisory agreement; and

        C. The continued employment of an existing subadviser on the same terms where there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

    SAAMCo may currently terminate a subadvisory agreement without shareholder approval. Shareholders of a Series Trust Portfolio may also currently terminate a subadvisory agreement with respect to that Portfolio at any time by a vote of a majority of the Portfolio's outstanding shares, as defined in the 1940 Act. The proposed Putnam Subadvisory Agreement (but NOT the Fee Amendment to the Advisory Agreement with SAAMCo) that is described in Proposal No. 3 and the proposed Davis Amendment that is described in Proposal No. 4 are examples of the types of new or amended subadvisory agreements that would no longer require shareholder approval if this Proposal No. 5 is approved, subject to compliance with the other conditions of the Order, which are set forth below.


    As described in Proposal No. 3, where a Portfolio bears the name of its subadviser, the name of the Portfolio will change if the subadviser becomes disassociated with the Portfolio. This would be the case whether the subadviser resigns or is terminated by shareholders, by the Board of Trustees or by SAAMCo. The Trustees will designate a new name for the Portfolio in such instances. Series Trust does not intend to rely on the Order with respect to any Portfolio that includes the name of its current subadviser in its name, unless and until the name of the Portfolio has been changed to delete any reference to a specific subadviser.


DISCUSSION

    As a "multi-manager" type of fund, Series Trust employs SAAMCo, subject to the supervision of the Trustees, to manage or provide for the management of each Portfolio. SAAMCo selects a subadviser to invest the assets of each Portfolio, subject to the review and approval of the Trustees, and, currently, subject to the approval of each Portfolio's shareholders, and on an ongoing basis reviews the subadviser's performance. SAAMCo is responsible for communicating performance expectations and evaluations to the subadviser and for recommending to the Trustees whether the subadviser's contract should be renewed, modified or terminated. The subadviser is entitled to receive a fee from SAAMCo. SAAMCo and the Trustees believe that requiring shareholders to approve changes in a subadviser and to the subadvisory agreement (including continuation of an assigned subadvisory agreement) not only results in unnecessary administrative expenses to each Portfolio, but may also cause harmful delays in executing changes that SAAMCo and the Trustees have determined are necessary or desirable. SAAMCo and the Trustees believe that such expenses, and the possibility of delays, may result in shareholders receiving less satisfactory service than would be the case if this proposal is implemented.

    Accordingly, the Trust obtained the Order. Pursuant to the Order, subject to receipt of approval of this Proposal No. 5 and the other conditions described below, the shareholders of each Series Trust Portfolio will receive an information statement complying with certain provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, following a change of subadviser and/or the entry into a new or amended subadvisory agreement that would have otherwise required shareholder approval. The information statement will contain substantially all of the information about the subadviser and the subadvisory agreement that would otherwise be contained in a written proxy statement. The information statement will include disclosure as to the level of fees to be paid to SAAMCo and the subadviser (except to the extent there is "Aggregate Fee Disclosure," as defined below) and will disclose subadviser changes or changes to a subadvisory agreement.

    If a Portfolio has more than one subadviser, the information statement (as well as the prospectus) with respect to such Portfolio may include only "Aggregate Fee Disclosure." "Aggregate Fee Disclosure" means: (1) the total advisory fee charged by SAAMCo with respect to such Portfolio; (2) the aggregate fees paid by SAAMCo to all subadvisers managing assets of such Portfolio; and
(3) the net advisory fee retained by SAAMCo with respect to such Portfolio after SAAMCo pays all subadvisers managing assets of the Portfolio. "Aggregate Fee Disclosure" also will include separate disclosure of any fees paid to any subadviser who is an Affiliated Subadviser. (The portion of the Order that permits Aggregate Fee Disclosure is referred to as the "Aggregate Fee Disclosure Order.")

    SAAMCo intends that the information statement described above, as well as adherence to the conditions of the Order as set forth below, will protect shareholders of each Series Trust Portfolio, including by enabling Portfolio shareholders to receive adequate disclosure about the subadviser. If this Proposal No. 5 is approved, amendments to the Advisory Agreement between SAAMCo and the Trust will remain subject to shareholder and Trustee approval requirements of Section 15 of the 1940 Act and related proxy disclosure requirements. Moreover, although approval of the proposal will generally permit SAAMCo and the Trustees to change the fees payable to a subadviser without shareholder approval, such changes will not permit SAAMCo and the Trustees to increase the rate of the fees payable by each Portfolio to SAAMCo without first obtaining shareholder approval.

    SAAMCo believes that approval of the proposal to permit SAAMCo to enter into new or amended contracts with subadvisers without obtaining shareholder approval is in the best interests of the shareholders of each

Series Trust Portfolio. As discussed above, the Board of Trustees, including the Independent Trustees, will be asked to approve this proposal at an in-person meeting to be held on or about April 15, 1997.

CONDITIONS

    The Order grants Series Trust relief from Section 15(a) of the 1940 Act and certain rules thereunder in order for Series Trust and its Portfolios to operate in the manner described in this Proposal, subject to certain conditions including approval of this Proposal by shareholders of each Series Trust Portfolio. Series Trust will not rely on the Order until all such conditions have been met.

    The conditions for the relief are as follows:

    1. SAAMCo will provide general management and administrative services to the Series Trust, including overall supervisory responsibility for the general management and investment of the Trust's securities Portfolios, and, subject to review and approval by the Board with respect to each Portfolio, will (a) set a Portfolio's overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate a Portfolio's assets among its subadvisers in those cases where a Portfolio has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Trust's and each Portfolio's investment objectives, policies, and restrictions.

    2. Before a Portfolio may rely on any order granting the requested relief, the operation of the Portfolio in the manner described in the application will be approved by a majority of the unitholders of any separate account for which the Trust serves as a funding medium, as defined in the 1940 Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 4 below, by the sole shareholder before the offering of shares of such Portfolio to the public.

    3. The Trust will furnish to its shareholders all information about a new subadviser or subadvisory agreement for a Portfolio that would be included in a proxy statement, except as may be modified by the Aggregate Fee Disclosure Order. Such information will include disclosure as to the level of fees to be paid to SAAMCo and the subadvisers of such Portfolio (unless the Trust is relying on the

        Aggregate Fee Disclosure Order, in which case it will include Aggregate Fee Disclosure) and any change in such disclosure caused by the addition of a new subadviser or any material change in a subadvisory agreement. The Trust will meet this condition by providing its shareholders with an informal information statement complying with the provisions of Regulation 14C under the Exchange Act and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of sixty (60) days after the addition of the new subadviser or the implementation of any change in a subadvisory agreement. The information statement will also meet the requirements of
        Schedule 14A under the Exchange Act, except as may be modified by the Aggregate Fee Disclosure Order. The Trust will ensure that the information statement is furnished to unitholders of any separate account for which the Trust serves as a funding medium.

    4. The Trust will disclose in its prospectus the existence, substance and effect of the order.

    5. No trustee, or officer of the Trust or director or officer of SAAMCo will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such trustee or officer) any interest in any subadviser except for (a) ownership of interests in SAAMCo or any entity that controls, is controlled by or is under common control with SAAMCo; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

    6. SAAMCo will not enter into a subadvisory agreement with any Affiliated Subadviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

    7. At all times, a majority of the members of the Board will be persons each of whom is an Independent Trustee of the Trust, as defined in
        Section 2 (a) (19) of the 1940 Act, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

    8. When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent

        Trustees, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Portfolio and the unitholders of any separate account for which the Trust serves as a funding medium and does not involve a conflict of interest from which SAAMCo or the Affiliated Subadviser derives an inappropriate advantage.

    REQUIRED VOTE. Approval of this proposal will require the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each Series Trust Portfolio, or (2) 67% or more of the shares of each Series Trust Portfolio present at the meeting, in person or by proxy, if the holders of 50% or more of the outstanding shares of such Portfolio are present or represented by proxy.

    If this Proposal No. 5 is not approved by shareholders of any Series Trust Portfolio, the Order obtained by the Trust will have no effect with respect to that Portfolio. In such event, shareholders of such Portfolio would continue to have to approve any new or amended subadvisory agreements entered into by SAAMCo with respect to such Portfolio.


  THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 5


                            ------------------------

                         RATIFICATION OF THE SELECTION
                           OF INDEPENDENT ACCOUNTANTS
                                 PROPOSAL NO. 6

    Under Proposal No. 6, shareholders of each Trust are being asked to ratify their Board's selection of independent accountants for their Trust for the fiscal year ending November 30, 1997. The firm of Price Waterhouse LLP has extensive experience in investment company accounting and auditing and has served as independent accountants to each Trust since its inception. The financial statements included in each Trust's Annual Report, dated November 30, 1996, have been examined by Price Waterhouse LLP. It is not expected that a representative of Price Waterhouse LLP will be present at the Meeting.

    If the selection of Price Waterhouse LLP is not ratified by shareholders, Price Waterhouse LLP would not serve as the Trusts' independent accountants for the fiscal year ending November 30, 1997 and the Board of Trustees of each Trust would be required to select new independent accountants.

    REQUIRED VOTE. For each Trust, approval of Proposal No. 6 requires a majority of the votes cast with respect to Proposal No. 6 at the Meeting. The shareholders of all Portfolios of each Trust will vote together as a single class with respect to this Proposal.

                        THE BOARD OF TRUSTEES RECOMMENDS
                           THAT SHAREHOLDERS VOTE FOR
                                 PROPOSAL NO. 6

                            ------------------------

                                 OTHER MATTERS

    The Trustees know of no matters to be presented at the Meeting other than those specified in the attached Notice of Meeting. However, if any other matters come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

                              SHAREHOLDER MEETINGS


    Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Trustees do not intend to hold annual meetings of shareholders of the Trusts. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of a Portfolio, such proposal must be received by the Trust a reasonable time before the solicitation is to be made. The Trustees will call meetings of shareholders of a Trust or a Portfolio as may be required under the 1940 Act (such as to approve a new investment advisory agreement for a Portfolio or to remove Trustees) or as they may determine in their discretion. The Trustees will call a meeting of shareholders to elect additional Trustees if more than 50% of the Trustees are "interested persons" of the Trust or its investment adviser, as such term is defined in the 1940 Act. Each Trust's By-laws require the Trustees to call a meeting of shareholders when requested in writing to do so by the holders of shares entitled to vote not less than 25% of all the votes entitled to be cast at such meeting, provided that, pursuant to Section 16(c) of the 1940 Act, a meeting requested exclusively for the stated purpose of removing a Trustee shall require only the holders of shares entitled to vote not less than 10% of all the votes entitled to be cast at such meeting as to the matter to be acted on thereat, provided that certain procedural requirements are met. The costs of such meetings will be borne by the applicable Portfolio.


REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

    Each Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the respective Trust and to contract owners. Copies of such reports may be obtained by contacting the respective Trust in writing at the address on the cover of this Proxy Statement, or by calling 1-800-445-7862.

    CONTRACT OWNERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                  Board of Trustees,
                                  SunAmerica Series Trust
                                  Anchor Pathway Fund

February 17, 1997

                                  EXHIBIT LIST

EXHIBIT A       --      Current Investment Restrictions
EXHIBIT B       --      Putnam Subadvisory Agreement
EXHIBIT C       --      Amended Advisory Agreement
EXHIBIT D       --      Other Mutual Funds with a Similar Investment
                          Objective to the Provident Growth Portfolio's
EXHIBIT E       --      Davis Subadvisory Agreement, as amended
EXHIBIT F       --      Other Mutual Funds with a Similar Investment
                          Objective to the Venture Value Portfolio's

                                   EXHIBIT A

                            SUNAMERICA SERIES TRUST
                            INVESTMENT RESTRICTIONS

    The Trust has adopted certain investment restrictions for each Portfolio that cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolios present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolios.

            INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT PORTFOLIO

    The Cash Management Portfolio has adopted the following restrictions that are fundamental policies. These fundamental policies, as well as the Cash Management Portfolio's investment objective, cannot be changed without approval by a majority of its outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Portfolio may not:

    1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio's total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress.

    2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

    3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

    4. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Portfolio's total assets would be so invested.

    5. Make loans to others except for the purchase of the debt securities listed above under its Investment Policies. The Portfolio may, however, enter into repurchase agreements.

    6. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

    7.  Pledge or hypothecate its assets.

    8. Sell securities short except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

    9.  Invest in puts, calls, straddles, spreads or any combination thereof.

    10. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization), real estate or commodities.

    11. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

    Notwithstanding investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Portfolio has adopted a more restrictive policy (which may be changed by the trustees without shareholder approval) of investing no more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. Government); provided however, that the Cash Management Portfolio may invest, as to 25% of its assets, more than 5% of its assets in certain high quality securities (as defined in the Rule) of a single issuer for a period of up to three business days. The purchase by the Cash Management Portfolio of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of investment restriction Number 9 above.

INVESTMENT RESTRICTIONS OF THE CORPORATE BOND PORTFOLIO, GLOBAL BOND PORTFOLIO,
  HIGH-YIELD BOND PORTFOLIO, WORLDWIDE HIGH INCOME PORTFOLIO, BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO, SUNAMERICA BALANCED PORTFOLIO, ASSET ALLOCATION
PORTFOLIO, GROWTH-INCOME PORTFOLIO, AGGRESSIVE GROWTH PORTFOLIO, ALLIANCE GROWTH
    PORTFOLIO, GROWTH/PHOENIX INVESTMENT COUNSEL PORTFOLIO, PROVIDENT GROWTH
     PORTFOLIO, FEDERATED VALUE PORTFOLIO, VENTURE VALUE PORTFOLIO, UTILITY PORTFOLIO, GLOBAL EQUITIES PORTFOLIO AND INTERNATIONAL DIVERSIFIED EQUITIES
                                   PORTFOLIO

    The Corporate Bond Portfolio, Global Bond Portfolio, High-Yield Bond Portfolio, Worldwide High Income Portfolio, Balanced/Phoenix Investment Counsel Portfolio, SunAmerica Balanced Portfolio, Asset Allocation Portfolio, Growth-Income Portfolio, Aggressive Growth Portfolio, Alliance Growth Portfolio, Growth/Phoenix Investment Counsel Portfolio, Provident Growth Portfolio, Federated Value Portfolio, Venture Value Portfolio, Utility Portfolio, Global Equities Portfolio and International Diversified Equities Portfolio have each adopted the following investment restrictions that are fundamental policies. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:

    1. Other than the Global Bond, Worldwide High Income and International Diversified Equities Portfolios, invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

    2. As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer. This restriction does not apply to the Global Bond, International Diversified Equities and Worldwide High Income Portfolios.

    3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, except that the Utility Portfolio will invest at least 25% of its total assets in the securities of utility companies. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

    4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

    5. Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

    6.  Invest in companies for the purpose of exercising control or management.

    7. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) with respect to the Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, Balanced/ Phoenix Investment Counsel, SunAmerica Balanced, Asset Allocation, Growth-Income, Aggressive Growth, Federated Value, Venture Value, Utility, Global Equities and International Diversified Equities Portfolios, the lending of its portfolio securities.

    8. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of one-third of the value of a Portfolio's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage. A Portfolio, other than the Worldwide High Income and Aggressive Growth Portfolios, will not purchase additional securities while the value of their borrowings exceeds 5% of its total assets. Notwithstanding the foregoing, the Worldwide High Income and Aggressive Growth Portfolios may borrow for investment purposes.

    9.  Purchase securities on margin.

    10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Aggressive Growth, Federated Value and Utility Portfolios may pledge units in reverse repurchase agreements.

    11. Sell securities short except to the extent that a Portfolio contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short. This restriction does not preclude the segregation of assets by the Worldwide High Income and Aggressive Growth Portfolios in connection with short sales of securities that it does not contemporaneously own or have the right to acquire without additional cost.

    12. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization); provided, however, that (a) the Global Equities Portfolio may purchase securities of a closed-end investment company, (b) to the extent permitted by applicable law and approved by the Trustees, the Asset Allocation and Global Bond Portfolios may invest uninvested cash balances in any money market fund for which their respective Subadvisers or any affiliate thereof acts as investment adviser, and (c) the Worldwide High Income, Balanced/Phoenix Investment Counsel, SunAmerica Balanced, Federated Value, Venture Value, Utility, International Diversified Equities and Aggressive Growth Portfolios may purchase securities of other investment companies; provided, however, that in each case (i) a Portfolio owns no more than 3% of the total outstanding voting stock of any investment company, (ii) no more than 5% of the value of a Portfolio's total assets are invested in securities of any investment company, and (iii) no more than 10% of such value is invested in investment companies in the aggregate.

    13. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

    In addition to the foregoing, the Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, Balanced/Phoenix Investment Counsel, SunAmerica Balanced, Asset Allocation, Growth-Income, Aggressive Growth, Alliance Growth, Growth/Phoenix Investment Counsel, Provident Growth, Federated Value, Venture Value, Utility, Global Equities and International Diversified Equities Portfolios have each adopted a non-fundamental policy (which may be changed by the Trustees without shareholder approval) of not entering into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's total assets would be so invested.

                              ANCHOR PATHWAY FUND
                            INVESTMENT RESTRICTIONS

    The Fund has adopted certain investment restrictions for each Series that cannot be changed without approval by a majority of its outstanding shares. Such majority is defined as the vote of the lesser of (i) 67 percent or more of the outstanding shares of the Series present at a meeting, if the holders of more than 50 percent of the outstanding shares of the Series are present in person or by proxy or (ii) more than 50 percent of the outstanding shares of the Series.

             INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT SERIES

    The Cash Management Series has adopted the following restrictions that are fundamental policies. These fundamental policies, as well as the Cash Management Series' investment objective, cannot be changed without approval by a majority of its outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Series may not:

    1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Series' total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Series' total assets.

    2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

    3. Invest more than 25% of the Series' total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Series may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

    4. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Series' total assets would be so invested.

    5. Make loans to others except for the purchase of the debt securities listed above under its Investment Policies. The Series may, however, enter into repurchase agreements.

    6. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Series' total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Series will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

    7.  Pledge or hypothecate its assets.

    8. Sell securities short except to the extent that the Series contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

    9.  Invest in puts, calls, straddles, spreads or any combination thereof.

    10. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization), real estate or commodities.

    11. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

    Notwithstanding investment restriction Number 1 above, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, the Cash Management Series has adopted a more restrictive policy (that may be changed by the trustees without shareholder approval) of investing no more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. Government); provided however, that the Cash Management series may invest, as to 25% of its assets, more than 5% of its assets in certain high-quality securities (as defined in the Rule) of a single issuer for a period of up to three business days. The purchase by the Cash Management Series of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of investment restriction Number 9 above.

                   INVESTMENT RESTRICTIONS OF THE HIGH-YIELD
                   BOND SERIES, THE ASSET ALLOCATION SERIES,
                           THE GROWTH-INCOME SERIES,
                          THE INTERNATIONAL SERIES AND
                               THE GROWTH SERIES

    The High-Yield Bond Series, the Asset Allocation Series, the Growth-Income Series, the International Series and the Growth Series have each adopted the following investment restrictions that are fundamental policies. These fundamental policies, as well as each Series' investment objective, cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Series. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The High-Yield Bond Series, the Asset Allocation Series, the Growth-Income Series, the International Series and the Growth Series may not:

    1. Invest more than 5% of the value of the total assets of the Series in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Series' total assets and, provided further, that the limitation shall not apply to obligations of the government of the United States or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Series' total assets.

    2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

    3. Invest more than 25% of the Series' total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Series may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

    4. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Series' total assets would be so invested.

    5. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

    6. Purchase commodities or commodity contracts; except that the Asset Allocation Series, the High-Yield Bond Series and the International

Series may engage in transactions involving currencies (including forward and futures contracts or put and call options).

    7.  Invest in companies for the purpose of exercising control or management.

    8. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) with respect to the High-Yield Bond Series and the Asset Allocation Series, the loaning of its portfolio securities.

    9. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Series' total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Series will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

    10. Purchase securities on margin.

    11. Pledge or hypothecate its assets.

    12. Sell securities short except to the extent that the Series contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

    13. Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in investment restriction number 6.

    14. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization).

    15. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

    The High-Yield Bond Series and the International Series may invest not in excess of 10% of the market value of their total assets in securities that are restricted as to resale. The Asset Allocation, Growth-Income and the Growth Series may invest not in excess of 5% of the market value of their total assets in securities that are restricted as to resale. As a condition to the acquisition of the type of securities mentioned herein, these Series will ordinarily require that the issuer agree to bear the expenses of registration under the 1933 Act, if and when the Series desires to sell the securities. Registration could result in a delay in disposing of these securities. This policy of the Fund is not deemed a fundamental policy and therefore may be changed without shareholder approval.

                INVESTMENT RESTRICTIONS OF THE U.S. GOVERNMENT/
                          AAA-RATED SECURITIES SERIES

    The Government/AAA Series has adopted the following investment restrictions that are fundamental policies. These fundamental policies, as well as the Government/AAA Series' investment objective, cannot be changed without approval of a majority of its outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Government/AAA Series may not:

    1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the Government/AAA Series' total assets would be invested in securities of the issuer.

    2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. Government securities or other securities to the extent they are backed by or represent interests in U.S. Government securities or U.S. Government-guaranteed mortgages.

    3.  Invest in companies for the purpose of exercising control or management.

    4. Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

    5. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the Government/AAA Series may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

    6. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities would exceed 10% of the value of its total assets.

    7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause the Series to be considered an underwriter as that term is defined under the Securities Act of 1933.

    8. Make loans, except that the Government/AAA Series may purchase readily marketable debt securities and invest in repurchase agreements and make loans of portfolio securities. The Series will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) exceeds 10% of the value of its total assets.

    9. Sell securities short, except to the extent that the Government/AAA Series contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

    10. Purchase securities on margin, except that the Series may obtain necessary short-term credits for the clearance of purchases and sales of securities.

    11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the Government/AAA Series' total assets, except that the Series may enter into reverse repurchase agreements.

    12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.

    13. Write, purchase or sell puts, calls or combinations thereof.

                                   EXHIBIT B

                             SUBADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of       , 1997 by and between
SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and PUTNAM INVESTMENT MANAGEMENT, INC., a Massachusetts corporation (the "Subadviser").

                                  WITNESSETH:

    WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of September 16, 1992, as amended (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish as delivered in writing to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information as delivered to the Subadviser, and (b) applicable laws and regulations.

    The Subadviser agrees that it will operate and manage the Portfolio set forth in Schedule A (1) in compliance with all applicable federal and state laws governing the Subadviser's management of the Portfolio and investments; and (2) so as not to jeopardize either the treatment of the SunAmerica Series Trust variable annuity contracts issued by Variable Separate Account and FS Variable Separate Account (File Nos. 33-47473 and 33-85014, respectively; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Without limiting the foregoing, the Subadviser agrees to manage the Portfolio in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws; and (d) applicable federal and state securities, commodities and banking laws; provided that Adviser shall provide Subadviser with written direction as to the requirements of applicable state insurance laws and applicable federal and state banking laws. For purposes of the preceding sentence, disclosure in the Trust's prospectus and/or statement of additional information of applicable state insurance laws and regulations and applicable federal and state banking laws and regulations shall constitute "written direction" thereof. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform spensation provided in this Agreement. The Subadviser shall not have any responsibility for the administrative affairs of the Portfolio, including any responsibility for the calculation of the net asset value of the Portfolio's shares or shareholder accounting services; PROVIDED, HOWEVER, that the Subadviser shall, as requested from time to time by the Adviser, assist the Adviser in obtaining pricing information relating to the Portfolio's investment securities.

    2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

    3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreemen foregoing compensation shall be prorated.

    4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

    5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    7. CERTAIN RECORDS. While the Subadviser is not being engaged to serve as the Trust's official record keeper, the Subadviser nevertheless hereby undertakes and agrees to maintain, in the form and for the period required by
Section 204 of the Advisers Act and Rule 204-2 thereunder, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Subadviser pursuant to the requirements of Rule 204-2 under the Advisers Act. The Subadviser will also, in connection with the purchase and sale of securities for each Portfolio, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    8.  REFERENCE TO THE SUBADVISER.  The Adviser covenants as follows:

    (a) The Adviser will (and will cause its affiliates (including the Trust) (each an "Affiliate") to) use the name "Putnam Investment Management", "Putnam Investments", "Putnam" or any derivation thereof only for so long as this Agreement remains in effect. At such times as this Agreement is no longer in effect, the Adviser will, and will cause each Affiliate to, cease using any such name or any other name indicating that any Portfolio is advised by or otherwise connected to the Subadviser.

    (b) It will not, and will cause its Affiliates to not, refer to the Subadviser or any Affiliate in any sales literature or promotional material except with the prior approval of the Subadviser. In the case of materials, such as the portfolio's prospectus, required by law to be prepared, such approval shall not be unreasonably withheld.

    (c) It will permit the Portfolios to be used as a funding vehicle only for insurance contracts issued by SunAmerica Inc. or any of its affiliates.

    (d) It will not (and will cause it Affiliates to not) engage in marketing programs (written or otherwise) directed toward Putnam Capital Manager Annuity Contract ("PCM") which directly solicit transfers from PCM to the Adviser's products or those of its Affiliates. For purposes of the foregoing, general marketing efforts by SunAmerica Inc. and its affiliates shall not constitute a direct solicitation of PCM contract holders. The Adviser will not (and will cause its Affiliates to not) create or use marketing materials which provide direct comparisons between PCM and the Adviser's products or those of any of its Affiliates. The Adviser, in connection with any exchange program, will not (and will cause its Affiliates to not) reimburse voluntarily, or enter into any contract or policy after the date hereof providing for the reimbursement of, any deferred sales charges to encourage the transfer of assets from PCM to the Adviser's products or those of any Affiliate. For purposes hereof, the term "Affiliate" shall not be construed to include agents of SunAmerica Inc. or affiliates thereof, who are not employees of such entities.

    9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust, any shareholder of the Trust or the Adviser for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, ageson or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from the Subadviser's conduct under this Agreement.

    (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling persons may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or material breach of this Agreement by the Subadviser resulting from Subadviser's disabling conduct, or (ii) any untrue statement of a material fact in the Trust's registration statement or omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if such statement or omission was made in reliance on information furnished by the Subadviser to use in such registration statement, provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any succesor) is or may be interested in the Trust in some manner.

    11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be termithout the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

    12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

    14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

    17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:     Putnam Investment Management, Inc.
                One Post Office Square
                Boston, MA 02109
                Attn: General Counsel

Adviser:        SunAmerica Asset Management Corp.
                The SunAmerica Center
                733 Third Avenue, Third Floor
                New York, NY 10017
                Attention: Robert M. Zakem
                          Senior Vice President and
                          General Counsel

with a copy     SunAmerica Inc.
 to:            1 SunAmerica Center
                Century City
                Los Angeles, CA 90067-6022
                Attention: Susan L. Harris
                          Senior Vice President,
                          General Counsel--Corporate Affairs
                          and Secretary

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                    SUNAMERICA ASSET MANAGEMENT CORP.

                    By:

              ------------------------------------------------------------------

                         Name: Peter A. Harbeck
                         Title: President

                    PUTNAM INVESTMENT MANAGEMENT, INC.

                    By:

              ------------------------------------------------------------------

                         Name:
                         Title:

                                   SCHEDULE A

                                                             FEE
                                                      (AS PERCENTAGE OF
                                                 AVERAGE DAILY NET ASSETS OF
               PORTFOLIO(S)                            THE PORTFOLIO)
-------------------------------------------  -----------------------------------

Putnam Growth..............................  .50% on the first       $150MM
                                             .45% on the next        $150MM
                                             .35% over               $300MM

International Value: Growth and Income.....  .65% on the first       $150MM
                                             .55% on the next        $150MM
                                             .45% over               $300MM

International Opportunities................  1.00% on the first      $150MM
                                             .95% on the next        $150MM
                                             .85% over               $300MM

                                   EXHIBIT C

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of September 16, 1992, as amended on August 30, 1994, April 18, 1996 and April 15, 1997,
between SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust") and SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser" or "SAAMCo").

    In consideration of the mutual agreements herein made, the parties hereto agree as follows:

    1. THE TRUST'S PORTFOLIOS. The Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets, and currently offers shares of the series set forth in Schedule A attached hereto (the "Portfolios"). It is recognized that additional Portfolios may be added and certain current Portfolios may be deleted in the future.

    2. DUTIES OF THE ADVISER. The Adviser shall manage the affairs of the Trust as set forth herein, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties shall include, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. The Adviser's management shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and restrictions for each such Portfolio set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio, (ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Trust's custodian), and (iii) oversee the performance of services provided to each Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any. The Trust acknowledges that the Adviser also acts as the manager of other investment companies.

    With respect to the Cash Management Portfolio, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

    The Adviser may delegate certain of its duties under this Agreement with respect to a Portfolio to a subadviser pursuant to a written agreement, subject to the approval of the Trustees and a Portfolio's shareholders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges to a subadviser arising from such delegation and the Trust shall have no liability therefor.

    3. EXPENSES. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premium dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

    4. COMPENSATION. (a) As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the amounts set forth in Schedule A attached hereto calculated in accordance with the average daily net assets of the indicated Portfolio.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), the Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by the Adviser to the Trust, the Trust agrees to reimburse the Adviser for any expenses waived, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

    The Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    (b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

    5. PURCHASE AND SALE OF SECURITIES. The Adviser shall purchase securities from or though and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policies with respect to portfolio transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

    Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

    6. TERM OF AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date approved by the Trustees of the Trust in respect of such Portfolio, and from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Portfolio, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

    7. TERMINATION. This Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio on sixty (60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

    8. REPORTS. The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Board may deem appropriate in order to enable the Trust to determine that the investment policies of each Portfolio are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

    9. RECORDS. The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Adviser hereby undertakes and agrees to maintain in the form and for the periods required by Rule 31a-2 under the Act, all records relating to the Portfolio's investments that are required to be maintained pursuant to the requirements of Rule 31a-1 of the Act.

    The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Portfolio shall, at all times, remain the property of the Trust.

    10. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability under
Section 36(b) of the Act, the Trust shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser's conduct under this Agreement.

    Indemnification to the Adviser or any of its personnel or affiliates shall be made when (A) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (B) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by

(a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers, subadvisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (i) the person to be indemnified shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

    11. MISCELLANEOUS. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

    The Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust Estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

    IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                      SUNAMERICA SERIES TRUST

                      By:                   /s/ JAMES K. HUNT
              ------------------------------------------------------------------
                                      James K. Hunt
                                      Chairman and President

                      SUNAMERICA ASSET MANAGEMENT CORP.

                      By:                  /s/ PETER A. HARBECK
              ------------------------------------------------------------------
                                     Peter A. Harbeck
                                     President

                                   SCHEDULE A

                                                                      FEE RATE
                                                                 (AS A % OF AVERAGE
                          FUND                                 DAILY NET ASSET VALUE)
--------------------------------------------------------  ---------------------------------
Alliance Growth Portfolio...............................  .70%       to         $      50MM
                                                          .65%       next       $     100MM
                                                          .60%       next       $     150MM
                                                          .55%       next       $     200MM
                                                          .50%       over       $     500MM

Growth/Phoenix Investment
  Counsel Portfolio.....................................  .70%       to         $      50MM
                                                          .65%       next       $     100MM
                                                          .60%       next       $     150MM
                                                          .55%       next       $     200MM
                                                          .50%       over       $     500MM

Balanced/Phoenix Investment
  Counsel Portfolio.....................................  .70%       to         $      50MM
                                                          .65%       next       $     100MM
                                                          .60%       next       $     150MM
                                                          .55%       next       $     200MM
                                                          .50%       over       $     500MM

Growth-Income Portfolio.................................  .70%       to         $      50MM
                                                          .65%       next       $     100MM
                                                          .60%       next       $     150MM
                                                          .55%       next       $     200MM
                                                          .50%       over       $     500MM

Putnam Growth Portfolio.................................  .85%       to         $     150MM
                                                          .80%       next       $     150MM
                                                          .70%       over       $     300MM

Global Equities Portfolio...............................  .90%       to         $      50MM
                                                          .80%       next       $     100MM
                                                          .70%       next       $     150MM
                                                          .65%       over       $     300MM

Venture Value Portfolio.................................  .80%       to         $     100MM
                                                          .75%       next       $     400MM
                                                          .70%       over       $     500MM

                                                                      FEE RATE
                                                                 (AS A % OF AVERAGE
                          FUND                                 DAILY NET ASSET VALUE)
--------------------------------------------------------  ---------------------------------
Asset Allocation Portfolio..............................  .75%       to         $      50MM
                                                          .65%       next       $     100MM
                                                          .60%       next       $     100MM
                                                          .55%       over       $     250MM

Global Bond Portfolio...................................  .75%       to         $      50MM
                                                          .65%       next       $     100MM
                                                          .60%       next       $     100MM
                                                          .55%       over       $     250MM

High-Yield Bond Portfolio...............................  .70%       to         $      50MM
                                                          .65%       next       $     100MM
                                                          .60%       next       $     100MM
                                                          .55%       over       $     250MM

Corporate Bond Portfolio................................  .70%       to         $      50MM
                                                          .60%       next       $     100MM
                                                          .55%       next       $     100MM
                                                          .50%       over       $     250MM

International Diversified Equities Portfolio............  1.00% of Net Assets

Worldwide High Income Portfolio.........................  1.00% of Net Assets

Cash Management Portfolio...............................  .55%       to         $     100MM
                                                          .50%       next       $     200MM
                                                          .45%       over       $     300MM

Federated Value Portfolio...............................  .75%       to         $     150MM
                                                          .60%       next       $     350MM
                                                          .50%       over       $     500MM

Utility Portfolio.......................................  .75%       to         $     150MM
                                                          .60%       next       $     350MM
                                                          .50%       over       $     500MM

Aggressive Growth Portfolio.............................  .75%       to         $     100MM
                                                          .675%      next       $     150MM
                                                          .625%      next       $     250MM
                                                          .600%      over       $     500MM

SunAmerica Balanced Portfolio...........................  .70%       to         $      50MM
                                                          .65%       next       $     100MM
                                                          .60%       next       $     150MM
                                                          .55%       next       $     200MM
                                                          .50%       over       $     500MM

                                                                      FEE RATE
                                                                 (AS A % OF AVERAGE
                          FUND                                 DAILY NET ASSET VALUE)
--------------------------------------------------------  ---------------------------------
International Value: Growth and Income Portfolio........  .65%       to         $     150MM
                                                          .55%       next       $     150MM
                                                          .45%       over       $     300MM

International Opportunities Portfolio...................  1.00%      to         $     150MM
                                                          .95%       next       $     150MM
                                                          .85%       over       $     300MM

April 18, 1996

                                   EXHIBIT D

OTHER MUTUAL FUNDS ADVISED BY PUTNAM WITH A SIMILAR
  INVESTMENT OBJECTIVE TO THE PROVIDENT GROWTH PORTFOLIO'S

                                                                          FEE
                                NET ASSETS OF OTHER FUND          (AS A PERCENTAGE OF
OTHER FUND                     (IN MILLIONS) ON       /96      AVERAGE DAILY NET ASSETS)
-----------------------------  ---------------------------  -------------------------------
PUTNAM FUNDS
Putnam Capital Appreciation
  Fund.......................  $558,094,000                 0.65%      1st        $    500M
                                                            0.55%      next       $    500M
                                                            0.50%      next       $    500M
                                                            0.45%      over       $    1.5B

Putnam Investors Fund........  $1,489,302,000               Same as Capital Appreciation

Putnam Vista Fund............  $2,683,511,000               Same as Capital Appreciation

Putnam Health Sciences
  Trust......................  $1,631,901,000               0.70%      1st        $    500M
                                                            0.60%      next       $    500M
                                                            0.55%      next       $    500M
                                                            0.50%      over       $    1.5B

Putnam Research Fund.........  $7,058,000                   Same as Capital Appreciation

Putnam American Renaissance                                 Same as Health Sciences
  Fund.......................  $3,057,000

    As Putnam provides a full range of administrative services to the funds noted above in addition to portfolio management, Putnam does not consider the fees set forth above to be directly comparable to the fees it will receive as sub-adviser of the Growth Portfolio.

NON-PUTNAM FUNDS
Allmerica Investment
  Trust-Select Growth
  Fund.................  $228,457,000            0.50%      1st        $     50M
                                                 0.45%      next       $    100M
                                                 0.35%      next       $    100M
                                                 0.30%      next       $    100M
                                                 0.25%      over       $    350M

                                   EXHIBIT E

                             SUBADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of October 15, 1996 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and DAVIS SELECTED ADVISERS, L.P., a Colorado limited partnership (the "Subadviser").

                                  WITNESSETH:

    WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of September 16, 1992, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed in Schedule A hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE SUBADVISER. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. The Adviser shall inform the Subadviser of any requirements of the California Insurance Code (or other applicable insurance Code, if any) and any regulations thereunder that operate to limit or restrict the investments the Portfolio(s) may otherwise make, and to inform the Subadviser promptly of any changes in such requirements.

    The Subadviser represents and warrants to the Adviser that each of the Portfolios set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the Polaris variable annuity contracts issued by Variable Separate Account (File No. 33-47473; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing, the Subadviser represents and warrants (1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under
Section 817(h) of the Code; (c) applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    (b) In performing its investment advisory services, Subadviser, while remaining ultimately responsible for management of the portion of the assets of the Portfolio allocated to it, may delegate any of its responsibilities to one of its affiliates, including Davis Selected Advisers-NY, Inc., its New York affiliate.

    2. PORTFOLIO TRANSACTIONS. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. In selecting such broker or dealers, the Subadviser shall consider all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operations facilities of the firm involved, and the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

    3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the

Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

    The Subadviser, not the Adviser or the Trust, will pay Davis Selected Advisers--NY, Inc., or any other affiliate the services of which are utilized hereunder, all of such affiliate's reasonable direct and indirect costs associated with maintenance of an office and performance of such services.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which the Adviser is required to reduce or refund its advisory and management fee payable by the Portfolio, the Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by the Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by the Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by the Subadviser to the Adviser, the Adviser agrees to reimburse the Subadviser for any expenses waived, provided that the Adviser has been reimbursed by the Trust.

    4. REPORTS. The Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    5. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the

Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    6. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    7. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

    8. INDEMNIFICATION. The Adviser agrees to indemnify and hold harmless the Subadviser and its affiliates and each of its directors and officers and each person, if any, who controls the Subadviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Subadviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under any other statute, at common law or otherwise, which may be based upon any wrongful act or breach of this Agreement by the Adviser; provided, however, that in no case is the Adviser's indemnity in favor of any person deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reasons of his, her or its reckless disregard of obligations and duties under this Agreement.

    The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in
Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    9. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this

Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

    10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    11. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity the requirements of the Act.

    12. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    13. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    14. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular portfolio shall be enforceable only against the assets of that portfolio and not against the assets of any other portfolio or of the Trust as a whole.

    15. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:                Davis Selected Advisers, L.P.
                           124 E. Marcy Street
                           P.O. Box 1688
                           Santa Fe, NM 87504-1688
                           Attention: Edward A. Leskowicz, Jr.
                                     Executive Vice President

Adviser:                   SunAmerica Asset Management Corp.
                           733 Third Avenue
                           New York, New York 10017
                           Attention: Robert M. Zakem
                                     Senior Vice President
                                     and General Counsel

with a copy to:            SunAmerica Inc.
                           1 SunAmerica Center
                           Century City
                           Los Angeles, California 90067-6022
                           Attention: Susan L. Harris
                                     Vice President,
                                     Associate General Counsel
                                     and Secretary

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                        SUNAMERICA ASSET MANAGEMENT CORP.

                        By:  /s/ PETER A. HARBECK
        ------------------------------------------------------------------------
                               Name: Peter A. Harbeck
                               Title: President

                        DAVIS SELECTED ADVISERS, L.P.

                        By:  /s/ CARL L. LUFF
        ------------------------------------------------------------------------
                               Name: Carl L. Luff
                               Title: President

                                   SCHEDULE A

                                                                       FEE
                                                               (AS A PERCENTAGE OF
                                                           AVERAGE DAILY NET ASSETS OF
              SUBADVISER                  PORTFOLIO(S)            THE PORTFOLIO)
--------------------------------------  -----------------  ----------------------------
Davis Selected Advisers, L.P.             Venture Value        .45% - first $100MM
                                                                .40% - next $400MM
                                                                .35% - over $500MM

                                   EXHIBIT F

OTHER MUTUAL FUNDS ADVISED BY DAVIS WITH A SIMILAR INVESTMENT OBJECTIVE TO THE
  VENTURE VALUE PORTFOLIO'S


                       NET ASSETS
                      OF OTHER FUND
                      (IN MILLIONS)   ANNUAL FEE                  AVERAGE NET
    OTHER FUND         ON 9/30/96        RATE                     ASSET LEVEL
-------------------  ---------------  -----------  -----------------------------------------
Davis New York
Venture Fund ......     $   2,878          0.75%   of the first $250 million
                                           0.65%   of the next $250 million
                                           0.55%   of amounts in excess of
                                                   $500 million

Selected American
Shares, Inc. ......     $   1,180          0.65%   of the first $500 million
                                           0.60%   of the next $500 million
                                           0.55%   of amounts in excess of $1 billion

New England Zenith
Fund ..............     $                  0.45%   of the first $100 million
                                           0.40%   of the next $400 million
                                           0.35%   of amounts in excess of
                                                   $500 million

              INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER / / USING BLUE OR BLACK INK OR DARK PENCIL.
                                                         PLEASE DO NOT USE RED INK.
------------------------------------------------------------------------------------------------------------------------------------
THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACTHOLDER.   IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.  PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                                                                                              FOR ALL    WITHHOLD AUTHORITY

1.  Election of Trustees:                                                                     / /                 / /

    Richards D. Barger,  Norman J. Metcalfe,  James K. Hunt,  Allan L.
    Sher, William M. Wardlaw

    Instructions:  To withhold authority to vote on any individual nominee, please strike the nominee's name above.
                                                                                              FOR       AGAINST     ABSTAIN
2.  Eliminating the Trusts' Fundamental Investment Restrictions relating to:

    (a)  Investments in Illiquid Securities (All Anchor Pathway Portfolios                    / /         / /         / /
         and Series Trust-Cash Management Portfolio).

2.  Eliminating the Trusts' Fundamental Investment Restrictions relating to:

    (a)  Investments in Illiquid Securities (All Anchor Pathway Portfolios                    / /         / /         / /
         and Series Trust-Cash Management Portfolio).

    (b)  Pledging their Assets (All Portfolios).                                              / /         / /         / /

    (c)  Options Transactions (All Anchor Pathway Portfolios except                           / /         / /         / /
         U.S. Government/AAA Series, and Series Trust-Cash Management
         Portfolio only).

    (d)  Investments in Securities of Other Investment Companies (All Portfolios).            / /         / /         / /

    (e)  Investments in Companies for the purpose of Exercising Control (All                  / /         / /         / /
         Portfolios except Anchor Pathway-Cash Management Series, Anchor Pathway-
         U.S. Government/AAA Series, and Series Trust-Cash Management Portfolio).

    (f)  Underwriting of Securities Issued by Others (All Portfolios except Anchor            / /         / /         / /
         Pathway-Cash Management Series, Anchor Pathway-U.S. Government/AAA Series,
         and Series Trust-Cash Management Portfolio).

    (g)  Short Sales (All Portfolios except Anchor Pathway-Cash Management Series,            / /         / /         / /
         Anchor Pathway-U.S. Government/AAA Series, and Series Trust-Cash Management
         Portfolio).

    Amending the Trusts' Fundamental Investment Restrictions relating to:

    (h)  Making Loans (All Portfolios except Anchor Pathway-Cash Management Series,           / /         / /         / /
         Anchor Pathway-U.S. Government/AAA Series, and Series Trust-Cash
         Management Portfolio).

    (i)  Borrowing Money (All Portfolios except Anchor Pathway-Cash Management                / /         / /         / /
         Series, Anchor Pathway-U.S. Government/AAA Series, and Series Trust-Cash
         Management Portfolio).

3.  To approve or disapprove, with respect to the Provident Growth Portfolio of               / /         / /         / /
    Series Trust, (a) a new subadvisory agreement between SunAmerica Asset
    Management Corp. ("SAAMCo") and Putnam Investment Management, Inc. and (b) an
    amendment to the Investment Advisory and Management Agreement between Series
    Trust and SAAMCo.

4.  To approve or disapprove, with respect to the Venture Value Portfolio of Series           / /         / /         / /
    Trust, an amendment to the Subadvisory Agreement between SAAMCo and Davis
    Selected Advisers, L.P., the Portfolio's subadviser.

5.  To approve or disapprove a proposal,  with respect to Series Trust, to permit             / /         / /         / /
    SAAMCo to enter into new or amended contracts with subadvisers without obtaining shareholder approval.

6.  For each Trust, to ratify the selection of independent accountants.                       / /         / /         / /

7.  To transact such other matters as may properly come before the meeting or any             / /         / /         / /
    adjournment thereof.

PLEASE MARK YOUR VOTING INSTRUCTIONS  CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  VOTING INSTRUCTIONS MUST BE RECEIVED BY MARCH 20, 1997 TO BE VOTED FOR
THE MEETING TO BE HELD ON MARCH 21, 1997.


FIRST SUNAMERICA LIFE INSURANCE COMPANY                                   VOTING INSTRUCTIONS CARD

THESE VOTING INSTRUCTIONS ARE SOLICITED BY FIRST SUNAMERICA LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY
THE TRUSTEES OF SUNAMERICA SERIES TRUST.  A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES
WERE INVESTED AS OF FEBRUARY 7, 1997.

The undersigned hereby instructs First SunAmerica Life Insurance Company to vote the shares of SunAmerica Series Trust ("Series
Trust") attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Trust's offices, The SunAmerica Center, 733 Third Avenue, New York, NY 10017 at 10:00 a.m., Eastern Standard Time, March 21, 1997, and any
adjournments thereof, as indicated on the reverse side.

                                                           Dated:                        , 1997
                                                                  -----------------------

                                                          PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign.  If only one signs, his or her signature will be binding.  If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title.  If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                                               --------------------------------------------------------------
                                                               Signature(s) Title(s), if applicable                    FSLIC

              INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER / / USING BLUE OR BLACK INK OR DARK PENCIL.
                                                         PLEASE DO NOT USE RED INK.
------------------------------------------------------------------------------------------------------------------------------------
THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACTHOLDER.   IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.  PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                                                                                              FOR ALL    WITHHOLD AUTHORITY

1.  Election of Trustees:                                                                     / /                 / /

    Richards D. Barger,  Norman J. Metcalfe,  James K. Hunt,  Allan L.
    Sher, William M. Wardlaw

    Instructions:  To withhold authority to vote on any individual nominee, please strike the nominee's name above.
                                                                                              FOR       AGAINST     ABSTAIN
2.  Eliminating the Trusts' Fundamental Investment Restrictions relating to:

    (a)  Investments in Illiquid Securities (All Anchor Pathway Portfolios                    / /         / /         / /
         and Series Trust-Cash Management Portfolio).

2.  Eliminating the Trusts' Fundamental Investment Restrictions relating to:

    (a)  Investments in Illiquid Securities (All Anchor Pathway Portfolios                    / /         / /         / /
         and Series Trust-Cash Management Portfolio).

    (b)  Pledging their Assets (All Portfolios).                                              / /         / /         / /

    (c)  Options Transactions (All Anchor Pathway Portfolios except                           / /         / /         / /
         U.S. Government/AAA Series, and Series Trust-Cash Management
         Portfolio only).

    (d)  Investments in Securities of Other Investment Companies (All Portfolios).            / /         / /         / /

    (e)  Investments in Companies for the purpose of Exercising Control (All                  / /         / /         / /
         Portfolios except Anchor Pathway-Cash Management Series, Anchor Pathway-
         U.S. Government/AAA Series, and Series Trust-Cash Management Portfolio).

    (f)  Underwriting of Securities Issued by Others (All Portfolios except Anchor            / /         / /         / /
         Pathway-Cash Management Series, Anchor Pathway-U.S. Government/AAA Series,
         and Series Trust-Cash Management Portfolio).

    (g)  Short Sales (All Portfolios except Anchor Pathway-Cash Management Series,            / /         / /         / /
         Anchor Pathway-U.S. Government/AAA Series, and Series Trust-Cash Management
         Portfolio).

    Amending the Trusts' Fundamental Investment Restrictions relating to:

    (h)  Making Loans (All Portfolios except Anchor Pathway-Cash Management Series,           / /         / /         / /
         Anchor Pathway-U.S. Government/AAA Series, and Series Trust-Cash
         Management Portfolio).

    (i)  Borrowing Money (All Portfolios except Anchor Pathway-Cash Management                / /         / /         / /
         Series, Anchor Pathway-U.S. Government/AAA Series, and Series Trust-Cash
         Management Portfolio).

3.  To approve or disapprove, with respect to the Provident Growth Portfolio of               / /         / /         / /
    Series Trust, (a) a new subadvisory agreement between SunAmerica Asset
    Management Corp. ("SAAMCo") and Putnam Investment Management, Inc. and (b) an
    amendment to the Investment Advisory and Management Agreement between Series
    Trust and SAAMCo.

4.  To approve or disapprove, with respect to the Venture Value Portfolio of Series           / /         / /         / /
    Trust, an amendment to the Subadvisory Agreement between SAAMCo and Davis
    Selected Advisers, L.P., the Portfolio's subadviser.

5.  To approve or disapprove a proposal,  with respect to Series Trust, to permit             / /         / /         / /
    SAAMCo to enter into new or amended contracts with subadvisers without obtaining shareholder approval.

6.  For each Trust, to ratify the selection of independent accountants.                       / /         / /         / /

7.  To transact such other matters as may properly come before the meeting or any             / /         / /         / /
    adjournment thereof.

PLEASE MARK YOUR VOTING INSTRUCTIONS  CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  VOTING INSTRUCTIONS MUST BE RECEIVED BY MARCH 20, 1997 TO BE VOTED FOR
THE MEETING TO BE HELD ON MARCH 21, 1997.

ANCHOR NATIONAL LIFE INSURANCE COMPANY                                    VOTING INSTRUCTIONS CARD

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY
THE TRUSTEES OF SUNAMERICA SERIES TRUST.  A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES
WERE INVESTED AS OF FEBRUARY 7, 1997.

The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of SunAmerica Series Trust ("Series
Trust") attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Trust's offices, The SunAmerica Center, 733 Third Avenue, New York, NY 10017 at 10:00 a.m., Eastern Standard Time, March 21, 1997, and any
adjournments thereof, as indicated on the reverse side.

                                                           Dated:                        , 1997
                                                                  -----------------------

                                                          PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign.  If only one signs, his or her signature will be binding.  If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title.  If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                                                --------------------------------------------------------------
                                                                Signature(s) Title(s), if applicable                   ANLIC

              INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER / / USING BLUE OR BLACK INK OR DARK PENCIL.
                                                         PLEASE DO NOT USE RED INK.
------------------------------------------------------------------------------------------------------------------------------------
THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACTHOLDER.   IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.  PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                                                                                              FOR ALL    WITHHOLD AUTHORITY

1.  Election of Trustees:                                                                     / /                 / /

    Richards D. Barger,  Norman J. Metcalfe,  James K. Hunt,  Allan L.
    Sher, William M. Wardlaw

    Instructions:  To withhold authority to vote on any individual nominee, please strike the nominee's name above.
                                                                                              FOR       AGAINST     ABSTAIN
2.  Eliminating the Trusts' Fundamental Investment Restrictions relating to:

    (a)  Investments in Illiquid Securities (All Anchor Pathway Portfolios                    / /         / /         / /
         and Series Trust-Cash Management Portfolio).

2.  Eliminating the Trusts' Fundamental Investment Restrictions relating to:

    (a)  Investments in Illiquid Securities (All Anchor Pathway Portfolios                    / /         / /         / /
         and Series Trust-Cash Management Portfolio).

    (b)  Pledging their Assets (All Portfolios).                                              / /         / /         / /

    (c)  Options Transactions (All Anchor Pathway Portfolios except                           / /         / /         / /
         U.S. Government/AAA Series, and Series Trust-Cash Management
         Portfolio only).

    (d)  Investments in Securities of Other Investment Companies (All Portfolios).            / /         / /         / /

    (e)  Investments in Companies for the purpose of Exercising Control (All                  / /         / /         / /
         Portfolios except Anchor Pathway-Cash Management Series, Anchor Pathway-
         U.S. Government/AAA Series, and Series Trust-Cash Management Portfolio).

    (f)  Underwriting of Securities Issued by Others (All Portfolios except Anchor            / /         / /         / /
         Pathway-Cash Management Series, Anchor Pathway-U.S. Government/AAA Series,
         and Series Trust-Cash Management Portfolio).

    (g)  Short Sales (All Portfolios except Anchor Pathway-Cash Management Series,            / /         / /         / /
         Anchor Pathway-U.S. Government/AAA Series, and Series Trust-Cash Management
         Portfolio).

    Amending the Trusts' Fundamental Investment Restrictions relating to:

    (h)  Making Loans (All Portfolios except Anchor Pathway-Cash Management Series,           / /         / /         / /
         Anchor Pathway-U.S. Government/AAA Series, and Series Trust-Cash
         Management Portfolio).

    (i)  Borrowing Money (All Portfolios except Anchor Pathway-Cash Management                / /         / /         / /
         Series, Anchor Pathway-U.S. Government/AAA Series, and Series Trust-Cash
         Management Portfolio).

3.  To approve or disapprove, with respect to the Provident Growth Portfolio of               / /         / /         / /
    Series Trust, (a) a new subadvisory agreement between SunAmerica Asset
    Management Corp. ("SAAMCo") and Putnam Investment Management, Inc. and (b) an
    amendment to the Investment Advisory and Management Agreement between Series
    Trust and SAAMCo.

4.  To approve or disapprove, with respect to the Venture Value Portfolio of Series           / /         / /         / /
    Trust, an amendment to the Subadvisory Agreement between SAAMCo and Davis
    Selected Advisers, L.P., the Portfolio's subadviser.

5.  To approve or disapprove a proposal,  with respect to Series Trust, to permit             / /         / /         / /
    SAAMCo to enter into new or amended contracts with subadvisers without obtaining shareholder approval.

6.  For each Trust, to ratify the selection of independent accountants.                       / /         / /         / /

7.  To transact such other matters as may properly come before the meeting or any             / /         / /          / /
    adjournment thereof.

PLEASE MARK YOUR VOTING INSTRUCTIONS  CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  VOTING INSTRUCTIONS MUST BE RECEIVED BY MARCH 20, 1997 TO BE VOTED FOR
THE MEETING TO BE HELD ON MARCH 21, 1997.


ANCHOR NATIONAL LIFE INSURANCE COMPANY                                    VOTING INSTRUCTIONS CARD


THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY
THE TRUSTEES OF ANCHOR PATHWAY FUND.  A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE SERIES IN WHICH YOUR CONTRACT VALUES WERE
INVESTED AS OF FEBRUARY 7, 1997.

The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of Anchor Pathway Fund ("Anchor Pathway")
attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Trust's offices, The
SunAmerica Center, 733 Third Avenue, New York, NY 10017 at 10:00 a.m., Eastern Standard Time, March 21, 1997, and any adjournments thereof, as indicated on the reverse side.

                                                           Dated:                        , 1997
                                                                  -----------------------

                                                          PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign.  If only one signs, his or her signature will be binding.  If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title.  If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                                                --------------------------------------------------------------
                                                                Signature(s) Title(s), if applicable                   ANLIC